Exhibit 99.2

Monogram Residential Trust, Inc.

Table of Contents
Fourth Quarter 2015

Forward-Looking Statements	3
Financial Information	
Consolidated Balance Sheets	4
Proportionate Balance Sheet Information as of December 31, 2015	5
Proportionate Balance Sheet Information as of December 31, 2014	6
Consolidated Statements of Operations	7
Funds from Operations, Core FFO and Adjusted Core FFO	8
Proportionate QTD Operating Information and Reconciliation to FFO	9
Proportionate YTD Operating Information and Reconciliation to FFO	10
EBITDA Reconciliation	11
Portfolio Overview	
Equity Investments by Geographic Regions	12
Summary of Number of Units and Communities	13
Summary of Operating Communities	14
Summary of Proportionate Share of Notes Receivable	18
Operating Performance	
Consolidated Net Operating Income	19
Reconciliation of Consolidated Net Operating Income	20
Consolidated QTD Net Operating Income by Geographic Region and Market	21
Consolidated YTD Net Operating Income by Geographic Region and Market	23
Consolidated QTD and YTD Operating Metrics by Geographic Region and Market	25
Proportionate QTD Net Operating Income by Geographic Region and Market	27
Proportionate YTD Net Operating Income by Geographic Region and Market	29
Consolidated and Proportionate Quarterly Stabilized Same Store Net Operating Income by Geographic Region and Market	31
Consolidated QTD and YTD Comparisons of Same Store Operating Expenses	32
Proportionate Share QTD General and Administrative and Corporate Property Management Expenses	33
Capital Deployment	
Summary of Developments	34
Development Cash Costs to Complete, Interest and Other Costs	35
Acquisition and Disposition Summary	36
Capital Expenditures - Same Store	37
Capitalization	
Debt Summary	38
Debt Detail by Multifamily Community	40
Sources of Funds Available	42
Equity Capitalization	
Preferred Stock, Common Stock and Common Stock Equivalents	43
Net Asset Value	
Road Map to Net Asset Value	44
Co-Investment Venture Partners	
Information on Joint Ventures	47
Definitions and other Explanatory Information	48

© Monogram Residential Trust, Inc. 2

Forward-Looking Statements Fourth Quarter 2015 This supplemental package contains certain statements that may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Monogram Residential Trust, Inc. (which together with its subsidiaries may be referred to as the “Company,” “we,” “us,” or “our” intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including them in this supplemental financial information for purposes of complying with those safe harbor provisions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental financial information is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. The following are some of the factors that could cause our actual results and its expectations to differ materially from those described in our forward-looking statements: we may abandon or defer development opportunities for a number of reasons, including, without limitation, changes in local market conditions which make development less desirable, increases in costs of development, increases in the cost of capital or lack of capital availability, resulting in losses; construction costs of a community may exceed our original estimates; we may not complete construction and lease up of communities under development or redevelopment on schedule, resulting in increased interest costs and construction costs and a decrease in our expected rental revenues; occupancy rates and market rents may be adversely affected by competition and local economic and market conditions which are beyond our control; financing may not be available on favorable terms or at all, and our cash flows from operations and access to cost effective capital may be insufficient for the development of our pipeline which could limit our pursuit of opportunities; our cash flows may be insufficient to meet required payments of principal and interest, and we may be unable to refinance existing indebtedness or the terms of such refinancing may not be as favorable as the terms of existing indebtedness; and we may be unsuccessful in managing changes in our portfolio composition. Other important risk factors regarding our Company are included under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015 and may be discussed in subsequent filings with the SEC. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. © Monogram Residential Trust, Inc. 3

Financial Information
Consolidated Balance Sheets

(in thousands) (unaudited)

	December 31, 2015	December 31, 2014
Assets		
Real estate		
Land	$ 497,360	$ 389,885
Buildings and improvements	2,627,693	2,033,819
	3,125,053	2,423,704
Less: accumulated depreciation	(357,036)	(280,400)
Net operating real estate	2,768,017	2,143,304
Construction in progress, including land	333,153	716,930
Total real estate, net	3,101,170	2,860,234
Cash and cash equivalents	83,727	116,407
Intangibles, net	18,066	21,485
Other assets, net	80,183	110,282
Total assets	$ 3,283,146	$ 3,108,408
Liabilities		
Mortgages and notes payable	$ 1,473,034	$ 1,186,481
Credit facilities payable	49,000	10,000
Construction costs payable	36,975	75,623
Accounts payable and other liabilities	28,922	28,053
Deferred revenues, primarily lease revenues, net	19,451	18,955
Distributions payable	12,494	12,485
Tenant security deposits	5,616	4,586
Total liabilities	1,625,492	1,336,183
Redeemable, noncontrolling interests	29,073	32,012
Equity		
Preferred stock	—	—
Common stock	17	17
Additional paid-in capital	1,436,254	1,492,799
Cumulative distributions and net income (loss)	(269,523)	(293,350)
Total equity attributable to common stockholders	1,166,748	1,199,466
Non-redeemable noncontrolling interests	461,833	540,747
Total equity	1,628,581	1,740,213
Total liabilities and equity	$ 3,283,146	$ 3,108,408

© Monogram Residential Trust, Inc. 4

Financial Information

Proportionate Balance Sheet Information

(in thousands) (unaudited)

	As of December 31, 2015		
	Consolidated GAAP Balance Sheet	Noncontrolling Interests	Proportionate Balance Sheet
Assets			
Operating real estate	$ 3,125,053	$ (963,791)	$ 2,161,262
Less: accumulated depreciation	(357,036)	107,491	(249,545)
Net operating real estate	2,768,017	(856,300)	1,911,717
Construction in progress, including land	333,153	(122,617)	210,536
Total real estate, net	3,101,170	(978,917)	2,122,253
Cash and cash equivalents	83,727	(18,146)	65,581
Intangibles, net	18,066	(7,294)	10,772
Notes receivable	36,486	—	36,486
Other assets, net	43,697	(6,951)	36,746
Total assets	$ 3,283,146	$ (1,011,308)	$ 2,271,838
Liabilities			
Mortgages and notes payable	$ 1,473,034	$ (504,493)	$ 968,541
Credit facilities payable	49,000	—	49,000
Construction costs payable	36,975	(15,553)	21,422
Accounts payable and other liabilities	28,922	(8,356)	20,566
Deferred revenues, primarily lease revenues, net	19,451	(8,705)	10,746
Distributions payable	12,494	—	12,494
Tenant security deposits	5,616	(1,590)	4,026
Total liabilities	1,625,492	(538,697)	1,086,795
Redeemable, noncontrolling interests	29,073	(12,114)	16,959
Equity			
Preferred stock	—	—	—
Common stock	17	—	17
Subsidiary preferred stock	—	1,336	1,336
Additional paid-in capital	1,436,254	—	1,436,254
Cumulative distributions and net income (loss)	(269,523)	—	(269,523)
Total equity attributable to common stockholders	1,166,748	1,336	1,168,084
Non-redeemable noncontrolling interests	461,833	(461,833)	—
Total equity	1,628,581	(460,497)	1,168,084
Total liabilities and equity	$ 3,283,146	$ (1,011,308)	$ 2,271,838

© Monogram Residential Trust, Inc. 5

Financial Information
Proportionate Balance Sheet Information

(in thousands) (unaudited)

	As of December 31, 2014			
	Consolidated GAAP Balance Sheet	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Balance Sheet
Assets				
Operating real estate	$ 2,423,704	$ —	$ (855,954)	$ 1,567,750
Less: accumulated depreciation	(280,400)	—	100,587	(179,813)
Net operating real estate	2,143,304	—	(755,367)	1,387,937
Construction in progress, including land	716,930	—	(289,403)	427,527
Total real estate, net	2,860,234	—	(1,044,770)	1,815,464
Cash and cash equivalents	116,407	11	(19,053)	97,365
Intangibles, net	21,485	—	(7,834)	13,651
Investment in unconsolidated real estate joint venture	5,048	(5,048)	—	—
Notes receivable	59,750	2,430	(4,199)	57,981
Other assets, net	45,484	387	(11,022)	34,849
Total assets	$ 3,108,408	$ (2,220)	$ (1,086,878)	$ 2,019,310
Liabilities				
Mortgages and notes payable	$ 1,186,481	$ —	$ (491,494)	$ 694,987
Credit facilities payable	10,000	—	—	10,000
Construction costs payable	75,623	—	(31,285)	44,338
Accounts payable and other liabilities	28,053	13	(5,670)	22,396
Deferred revenues, primarily lease revenues, net	18,955	24	(8,411)	10,568
Distributions payable	12,485	—	—	12,485
Tenant security deposits	4,586	—	(1,625)	2,961
Total liabilities	1,336,183	37	(538,485)	797,735
Redeemable, noncontrolling interests	32,012	—	(11,001)	21,011
Stockholders' Equity				
Preferred stock	—	—	—	—
Common stock	17	—	—	17
Subsidiary preferred stock	—	12	1,086	1,098
Additional paid-in capital	1,492,799	—	—	1,492,799
Cumulative distributions and net income (loss)	(293,350)	—	—	(293,350)
Total equity attributable to common stockholders	1,199,466	12	1,086	1,200,564
Non-redeemable noncontrolling interests	540,747	(2,269)	(538,478)	—
Total equity	1,740,213	(2,257)	(537,392)	1,200,564
Total liabilities and equity	$ 3,108,408	$ (2,220)	$ (1,086,878)	$ 2,019,310

© Monogram Residential Trust, Inc. 6

Financial Information
Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

	Three months ended December 31,		Year ended December 31,	
	2015	2014	2015	2014
Rental revenues	$ 63,129	$ 54,705	$ 238,068	$ 209,025
Expenses:				
Property operating expenses	18,656	14,720	67,484	55,940
Real estate taxes	8,747	7,847	34,443	29,842
Asset management fees	—	—	—	3,843
General and administrative expenses	6,130	4,231	20,813	15,627
Acquisition expenses	5	—	641	(17)
Transition expenses	—	6,006	—	12,672
Investment and other development expenses	311	357	4,171	1,197
Interest expense	9,485	6,085	30,351	21,424
Amortization of deferred financing costs	1,416	756	4,280	2,486
Depreciation and amortization	28,139	24,458	102,726	93,308
Total expenses	72,889	64,460	264,909	236,322
Interest income	2,216	2,737	10,172	10,554
Loss on early extinguishment of debt	—	—	—	(230)
Equity in income of investments in unconsolidated real estate joint ventures	—	189	250	770
Other income	55	108	127	63
Loss from continuing operations before gains on sales of real estate	(7,489)	(6,721)	(16,292)	(16,140)
Gains on sales of real estate	—	244	82,975	16,411
Net income (loss)	(7,489)	(6,477)	66,683	271
Net (income) loss attributable to non-redeemable noncontrolling interests	1,554	326	7,112	(6,388)
Net income (loss) available to the Company	(5,935)	(6,151)	73,795	(6,117)
Dividends to preferred stockholders	(2)	(2)	(7)	(7)
Net income (loss) attributable to common stockholders	$ (5,937)	$ (6,153)	$ 73,788	$ (6,124)
Weighted average number of common shares outstanding-basic	166,628	168,818	166,561	168,793
Weighted average number of common shares outstanding-diluted	167,247	169,066	167,205	169,029
Basic and diluted earnings (loss) per common share	$ (0.04)	$ (0.04)	$ 0.44	$ (0.04)

© Monogram Residential Trust, Inc. 7

Financial Information

Funds from Operations ("FFO"), Core FFO and Adjusted Core FFO ("AFFO")

(in thousands, except per share amounts) (unaudited)

	Three months ended December 31,		Year ended December 31,	
	2015	2014	2015	2014
FFO:				
Net income (loss) attributable to common stockholders	$ (5,937)	$ (6,153)	$ 73,788	$ (6,124)
Add (deduct) NAREIT defined adjustments - Proportionate Share:				
Real estate depreciation and amortization	19,640	15,680	70,426	59,995
Gains on sales of real estate	—	(27)	(82,975)	(8,991)
Impairment expense	—	—	3,128	—
FFO - NAREIT defined	**13,703**	**9,500**	**64,367**	**44,880**
Add (deduct) adjustments to arrive at Core FFO - Proportionate Share:				
Loss on early extinguishment of debt	—	—	—	128
Transition expenses	—	6,006	—	12,672
Loss on derivative fair value adjustment	1	22	20	201
Acquisition expenses (including start up expenses)	211	—	918	54
Fair value adjustments related to business combinations	(450)	—	(414)	250
Core FFO	**13,465**	**15,528**	**64,891**	**58,185**
Add (deduct) adjustments to arrive at AFFO - Proportionate Share:				
Recurring capital expenditures	(412)	(366)	(1,767)	(1,339)
Straight-line rents	153	88	478	421
Stock compensation expense	1,373	219	3,197	816
AFFO	**$ 14,579**	**$ 15,469**	**$ 66,799**	**$ 58,083**
Weighted average number of common shares outstanding - basic	166,628	168,818	166,561	168,793
Weighted average number of common shares outstanding - diluted	167,247	169,066	167,205	169,029
Per common share amounts - basic and diluted:				
Net income (loss) attributable to common stockholders	$ (0.04)	$ (0.04)	$ 0.44	$ (0.04)
FFO attributable to common stockholders - NAREIT Defined	$ 0.08	$ 0.06	$ 0.38	$ 0.27
Core FFO attributable to common stockholders	$ 0.08	$ 0.09	$ 0.39	$ 0.34
AFFO attributable to common stockholders	$ 0.09	$ 0.09	$ 0.40	$ 0.34

© Monogram Residential Trust, Inc. 8

Financial Information

Proportionate QTD Operating Information and Reconciliation to FFO

(in thousands) (unaudited)

	Three months ended December 31, 2015				Three months ended December 31, 2014			
	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Non-controlling Interests	Proportionate Amount	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Non-controlling Interests	Proportionate Amount
Rental revenues	$ 63,393	$ —	$ (19,095)	$ 44,298	$ 54,907	$ —	$ (18,977)	$ 35,930
Property operating expenses:								
Property operating expenses (including real estate taxes)	(24,975)	—	7,841	(17,134)	(21,229)	—	7,250	(13,979)
Net operating income - FFO Defined	38,418	—	(11,254)	27,164	33,678	—	(11,727)	21,951
Fee income:								
Asset management fees	—	—	370	370	—	—	425	425
Property management fees	—	—	690	690	—	—	712	712
Total fee income	—	—	1,060	1,060	—	—	1,137	1,137
Other:								
General and administrative expenses	(4,814)	—	157	(4,657)	(4,031)	(7)	444	(3,594)
Corporate property management expenses	(2,108)	—	10	(2,098)	(1,325)	—	(312)	(1,637)
Acquisition expenses (including start up expenses)	(268)	—	57	(211)	5	—	(5)	—
Transition expenses	—	—	—	—	(6,006)	—	—	(6,006)
Straight-line rents	(264)	—	111	(153)	(202)	—	114	(88)
Stock compensation expense	(1,373)	—	—	(1,373)	(219)	—	—	(219)
Investment and other development expenses	(311)	—	135	(176)	(357)	—	146	(211)
Interest expense [(1)]	(10,901)	—	2,848	(8,053)	(6,841)	—	2,418	(4,423)
Interest income	2,216	—	(7)	2,209	2,737	103	(184)	2,656
Equity in income of investments in unconsolidated real estate joint ventures	—	—	—	—	189	(189)	—	—
Other income (expense)	55	—	127	182	108	10	(8)	110
Dividends to preferred stockholders	(87)	—	32	(55)	(72)	(1)	28	(45)
Depreciation and amortization related to non-real estate assets	(136)	—	—	(136)	(134)	—	3	(131)
Total other adjustments	(17,991)	—	3,470	(14,521)	(16,148)	(84)	2,644	(13,588)
FFO - NAREIT defined	$ 20,427	$ —	$ (6,724)	$ 13,703	$ 17,530	$ (84)	$ (7,946)	$ 9,500

Note: Certain amounts from the consolidated financial statements differ from the consolidated amounts above due to non-FFO items or reclassifications (e.g., straight-line rents, corporate property management expenses, stock compensation expenses, etc.)

(1) See page 11 for components of interest expense, including contractual interest, capitalized interest, amortization of deferred financing costs and other finance fees.

© Monogram Residential Trust, Inc. 9

Financial Information

Proportionate YTD Operating Information and Reconciliation to FFO

(in thousands) (unaudited)

	Year ended December 31, 2015				Year ended December 31, 2014			
	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Non-controlling Interests	Proportionate Amount	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Non-controlling Interests	Proportionate Amount
Rental revenues	$ 238,984	$ —	$ (74,417)	$ 164,567	$ 209,884	$ —	$ (72,062)	$ 137,822
Property operating expenses:								
Property operating expenses (including real estate taxes)	(93,781)	—	30,066	(63,715)	(78,709)	—	26,885	(51,824)
Net operating income - FFO Defined	145,203	—	(44,351)	100,852	131,175	—	(45,177)	85,998
Fee income:								
Asset management fees	—	—	1,547	1,547	—	—	1,526	1,526
Property management fees	—	—	2,745	2,745	—	—	1,386	1,386
Disposition fees	—	—	990	990	—	—	118	118
Promoted interest payment	—	—	3,505	3,505	—	—	—	—
Total fee income	—	—	8,787	8,787	—	—	3,030	3,030
Other:								
General and administrative expenses	(17,837)	(8)	614	(17,231)	(14,884)	(32)	991	(13,925)
Corporate property management expenses	(7,565)	—	(36)	(7,601)	(6,897)	—	1,089	(5,808)
Asset management expenses	—	—	—	—	(3,843)	—	—	(3,843)
Acquisition expenses (including start up expenses)	(1,001)	—	83	(918)	(90)	—	36	(54)
Transition expenses	—	—	—	—	(12,672)	—	—	(12,672)
Straight-line rents	(916)	—	438	(478)	(859)	—	438	(421)
Stock compensation expense	(3,197)	—	—	(3,197)	(816)	—	—	(816)
Investment and other development expenses	(1,043)	—	441	(602)	(1,197)	—	429	(768)
Interest expense (1)	(34,631)	—	9,024	(25,607)	(23,910)	—	8,356	(15,554)
Interest income	10,172	135	103	10,410	10,554	424	(695)	10,283
Loss on early extinguishment of debt	—	—	—	—	(230)	—	102	(128)
Equity in income of investments in unconsolidated real estate joint ventures	250	(250)	—	—	770	(770)	—	—
Other income (expense)	128	13	528	669	63	39	(70)	32
Dividends to preferred stockholders	(346)	(1)	133	(214)	(305)	(4)	132	(177)
Depreciation and amortization related to non-real estate assets	(511)	—	8	(503)	(307)	—	10	(297)
Total other adjustments	(56,497)	(111)	11,336	(45,272)	(54,623)	(343)	10,818	(44,148)
FFO - NAREIT defined	$ 88,706	$ (111)	$ (24,228)	$ 64,367	$ 76,552	$ (343)	$ (31,329)	$ 44,880

Note: Certain amounts from the consolidated financial statements differ from the consolidated amounts above due to non-FFO items or reclassifications (e.g., straight-line rents, corporate property management expenses, stock compensation expenses, etc.)

(1) See page 11 for components of interest expense, including contractual interest, capitalized interest, amortization of deferred financing costs and other finance fees.

© Monogram Residential Trust, Inc. 10

Financial Information
EBITDA Reconciliation

(in thousands) (unaudited)

	Three months ended December 31, 2015	Three months ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2014
Reconciliation of loss from continuing operations to Adjusted EBITDA:				
Loss from continuing operations before gains on sales of real estate - Consolidated	$ (7,489)	$ (6,721)	$ (16,292)	$ (16,140)
Depreciation and amortization [(2)]	29,798	25,457	107,980	96,768
Interest expense [(1)]	8,900	5,466	27,942	18,966
Loss on early extinguishment of debt	—	—	—	230
Acquisition expenses	5	—	641	(17)
Transition expenses	—	6,006	—	12,672
Impairment related to development	—	—	3,128	—
Fair value adjustments related to business combinations	(450)	—	(414)	250
Loss on derivative fair value adjustment	1	25	23	219
Non-redeemable noncontrolling interests expense (subsidiary preferred units dividends)	87	72	346	305
Adjusted EBITDA - Consolidated	**$ 30,852**	**$ 30,305**	**$ 123,354**	**$ 113,253**
Loss from continuing operations before gains on sales of real estate - Proportionate Share	$ (6,068)	$ (6,365)	$ (13,221)	$ (15,688)
Depreciation and amortization [(2)]	21,038	16,684	74,860	63,370
Interest expense [(1)]	6,347	3,243	19,957	11,186
Loss on early extinguishment of debt	—	—	—	128
Acquisition expenses	5	—	641	(17)
Transition expenses	—	6,006	—	12,672
Impairment related to development	—	—	3,128	—
Fair value adjustments related to business combinations	(450)	—	(414)	250
Loss on derivative fair value adjustment	1	22	20	201
Non-redeemable noncontrolling interests expense (subsidiary preferred units dividends)	55	45	214	177
Adjusted EBITDA - Proportionate Share	**$ 20,928**	**$ 19,635**	**$ 85,185**	**$ 72,279**

	Consolidated		Proportionate Share		Consolidated		Proportionate Share	
	Three months ended December 31,		Three months ended December 31,		Year ended December 31,		Year ended December 31,	
	2015	2014	2015	2014	2015	2014	2015	2014
(1) **Reconciliation of interest expense:**								
Contractual interest expense	$ 12,292	$ 10,291	$ 8,365	$ 6,119	$ 46,271	$ 39,187	$ 30,860	$ 23,492
Less: Capitalized interest	(2,979)	(4,208)	(1,718)	(2,536)	(16,512)	(17,753)	(9,709)	(10,946)
Mortgage premium amortization	(413)	(617)	(300)	(340)	(1,817)	(2,468)	(1,194)	(1,360)
Plus: Credit facility and other finance fees	2,001	1,375	1,706	1,180	6,689	4,944	5,650	4,368
Interest expense for GAAP	10,901	6,841	8,053	4,423	34,631	23,910	25,607	15,554
Less: Credit facility and other finance fees	(2,001)	(1,375)	(1,706)	(1,180)	(6,689)	(4,944)	(5,650)	(4,368)
EBITDA interest adjustment	$ 8,900	$ 5,466	$ 6,347	$ 3,243	$ 27,942	$ 18,966	$ 19,957	$ 11,186
(2) **Reconciliation of depreciation and amortization expense:**								
Depreciation and amortization expense for GAAP	$ 28,139	$ 24,458	$ 19,782	$ 15,989	$ 102,726	$ 93,308	$ 70,942	$ 60,922
Plus: Purchase accounting intangible expense	243	243	134	134	974	974	536	536
Amortization of deferred financing costs	1,416	756	1,122	561	4,280	2,486	3,382	1,912
EBITDA depreciation and amortization adjustment	$ 29,798	$ 25,457	$ 21,038	$ 16,684	$ 107,980	$ 96,768	$ 74,860	$ 63,370

© Monogram Residential Trust, Inc. 11

Portfolio Overview Equity Investments by Geographic Regions As of December :31, 2015 --! C_Q.Iorado 4/0 Texas 10 /1 *Operating (44 communities) *Development (8 communities) Note: Excludes 4 debt investments @ MorogramResidelllialTrost, Ire. 12

Portfolio Overview Summary of Number of Units and Communities Total Units Total Communities Equity Investments: Same Store Wholly owned Wholly owned acquired in 2015 (1) Wholly owned sold in 2015 Consolidated joint ventures 1,079 1,631 — 5,371 686 — 690 7,002 4 5 — 20 3 — 2 25 Stabilized - Non Comparable Wholly owned Wholly owned acquired in 2015 Consolidated joint ventures 202 208 2,088 595 — 411 1 1 9 2 — 2 Lease up (including operating communities and developments in lease up) Wholly owned acquired in 2015 Consolidated joint ventures 208 2,044 — 1,457 1 5 — 6 Developments under Construction and Pre-development Wholly owned acquired in 2015 Consolidated joint ventures Consolidated joint venture sold in 2015 120 1,142 — — 3,406 366 1 4 — — 10 1 Land Held for Future Development Debt Investments: Mezzanine Loans - Development, Lease up, and Stabilized Wholly owned Unconsolidated joint venture 1,476 — 1,069 444 4 — 3 1 Recap of Totals by Category Wholly owned Wholly owned acquired in 2015 Wholly owned sold in 2015 Consolidated joint ventures Consolidated joint venture sold in 2015 Unconsolidated joint ventures 2,757 2,167 — 10,645 — — 2,350 — 690 12,276 366 444 9 8 — 39 — — 8 — 2 44 1 1 (1) Includes five multifamily communities with 1,631 units of noncontrolling interests acquired from PGGM in May 2015 that are now wholly owned. © Monogram Residential Trust, Inc. 13 Total Communities - Equity and Debt Investments15,56916,1265656 Total Communities - Equity and Debt Investments15,56916,1265656 Total Communities - Debt Investments1,4761,51344 Total Communities - Equity Investments14,09314,6135252 Consolidated Joint VentureN/AN/A11 Total Developments under Construction and Pre-development1,2623,772511 Total Lease up (including operating communities and developments in lease up)2,2521,45766 Total Stabilized - Non Comparable2,4981,006114 Total Stabilized10,5799,3844034 Total Same Store8,0818,3782930 December 31, 2015December 31, 2014 December 31, 2015December 31, 2014

Portfolio Overview
Summary of Operating Communities
As of December 31, 2015

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on Consolidated YTD 2015 Same Store NOI
Same Store Communities:					
Wholly owned					
Skye 2905 [1]	Denver, CO	100%	2010	400	
Consolidated joint ventures					
4550 Cherry Creek	Denver, CO	55%	2004	288	
7166 at Belmar	Lakewood, CO	55%	2008	308	
Colorado Totals				**996**	**13.7%**
Wholly owned					
The District Universal Boulevard [1]	Orlando, FL	100%	2009	425	
Consolidated joint venture					
Satori	Fort Lauderdale, FL	55%	2010	279	
Florida Totals				**704**	**7.7%**
Wholly owned					
The Reserve at LaVista Walk	Atlanta, GA	100%	2008	283	
Georgia Totals				**283**	**2.7%**
Wholly owned					
The Cameron [1]	Silver Spring, MD	100%	2010	325	
Consolidated joint ventures					
55 Hundred	Arlington, VA	55%	2010	234	
Bailey's Crossing	Alexandria, VA	55%	2010	414	
Burrough's Mill	Cherry Hill, NJ	55%	2004	308	
The Lofts at Park Crest	McLean, VA	55%	2008	131	
Mid-Atlantic Totals				**1,412**	**19.3%**
Consolidated joint ventures					
The Venue	Clark County, NV	55%	2009	168	
Veritas [1]	Henderson, NV	100%	2011	430	
Nevada Totals				**598**	**4.3%**
Wholly owned					
Pembroke Woods	Pembroke, MA	100%	2006	240	
Stone Gate [1]	Marlborough, MA	100%	2007	332	
Consolidated joint venture					
West Village	Mansfield, MA	55%	2008	200	
New England Totals				**772**	**8.8%**

(Table continued on next page; see page 17 for footnotes)

© Monogram Residential Trust, Inc. 14

Portfolio Overview
Summary of Operating Communities
As of December 31, 2015

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on Consolidated YTD 2015 Same Store NOI
Same Store Communities (continued):					
Wholly owned					
Acappella	San Bruno, CA	100%	2010	163	
Consolidated joint ventures					
Acacia on Santa Rosa Creek	Santa Rosa, CA	55%	2003	277	
Argenta	San Francisco, CA	55%	2008	179	
Renaissance (Phase I)	Concord, CA	55%	2008	132	
Northern California Totals				**751**	**14.7%**
Consolidated joint ventures					
Calypso Apartments and Lofts	Irvine, CA	55%	2008	177	
Forty55 Lofts	Marina del Rey, CA	55%	2010	140	
The Gallery at NoHo Commons	Los Angeles, CA	55%	2008	438	
San Sebastian	Laguna Woods, CA	55%	2010	134	
Southern California Totals				**889**	**14.6%**
Wholly owned					
Allegro [2]	Addison, TX	100%	2013	393	
Grand Reserve [1]	Dallas, TX	100%	2009	149	
Consolidated joint ventures					
Briar Forest Lofts	Houston, TX	55%	2008	352	
Eclipse	Houston, TX	55%	2009	330	
Fitzhugh Urban Flats	Dallas, TX	55%	2009	452	
Texas Totals				**1,676**	**14.2%**
Total Same Store Communities			**2009**	**8,081**	**100.0%**
Stabilized Non-Comparable Communities:					
Consolidated joint venture					
Point 21	Denver, CO	55%	2015	212	
Colorado Totals				**212**	
Wholly Owned					
The Mark	Boca Raton, FL	100%	2015	208	
Consolidated joint venture					
The Franklin Delray	Delray Beach, FL	55%	2013	180	
Florida Totals				**388**	
Consolidated joint venture					
Everly	Wakefield, MA	55%	2014	186	
New England Totals				**186**	

(Table continued on next page; See page 17 for footnotes)

© Monogram Residential Trust, Inc. 15

Portfolio Overview Summary of Operating Communities As of December 31, 2015 Stabilized Non-Comparable Communities (continued): Wholly owned Vara San Francisco, CA 100% 2013 202 Consolidated joint venture Blue Sol Costa Mesa, CA 100% 2014 113 Consolidated joint ventures 4110 Fairmount Arpeggio Victory Park Muse Museum District Allusion West University SEVEN Dallas, TX Dallas, TX Houston, TX Houston, TX Austin, TX 55% 55% 55% 55% 55% 2014 2014 2014 2014 2015 299 377 270 231 220 Lease up (including operating communities and developments in lease up): (3) Consolidated joint venture SoMa Miami, FL 55% N/A 418 Consolidated joint venture Cyan on Peachtree Atlanta, GA 55% 2015 329 Consolidated joint venture Nouvelle Tysons Corner, VA 55% 2015 461 Consolidated joint venture Zinc Cambridge, MA 55% 2015 392 (Table continued on next page; See page 17 for footnotes) © Monogram Residential Trust, Inc. 16 New England Totals392 Mid-Atlantic Totals461 Georgia Totals329 Florida Totals418 Total Stabilized / Non-Comparable Communities20142,498 Texas Totals1,397 Southern California Totals113 Northern California Totals202 CurrentYear of Completion or MostPercentage of Portfolio Based on EffectiveRecent SubstantialConsolidated YTD 2015 Same LocationOwnershipDevelopmentUnitsStore NOI

Portfolio Overview
Summary of Operating Communities
As of December 31, 2015

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on Consolidated YTD 2015 Same Store NOI
Lease up (including operating communities and developments in lease up) (continued): (3)					
Wholly owned					
Ev	San Diego, CA	100%	2015	208	
Consolidated joint venture					
Verge	San Diego, CA	70%	N/A	444	
Southern California Totals				**652**	
Total Lease up Communities			**2015**	**2,252**	
Total Operating Communities			**2010**	**12,831**	

(1) Acquired noncontrolling interests from PGGM in May 2015. For all but Veritas, we now own 100%. For Veritas, our effective ownership is 100% and based on contributed capital is 93.5%. We report all of these communities for all periods as same store.
(2) During 2013, we completed the development of the second phase of Allegro which added an additional 121 units. The property was initially completed in 2010.
(3) These are communities included in the GAAP presentation in land, building and improvements where SoMa and Verge for GAAP presentation are partially included in land, buildings and improvements and the remaining balance is reflected in construction in progress on the consolidated balance sheet.

© Monogram Residential Trust, Inc. 17

Portfolio Overview Summary of Proportionate Share of Notes Receivable As of December 31, 2015 (dollars in thousands) (unaudited) Balance (1) Maturity Date (2) Interest Rate (3) Community Location Ownership Total Commitment Accrued Interest 1/16/2016 (4) Kendall Square Miami, FL 100% 12,300 12,300 4,594 15.0% Jefferson Center Richardson, TX 100% 14,989 14,989 3,546 9/4/2016 15.0% Jefferson at Stonebriar Frisco, TX 100% 16,735 8,519 95 6/25/2018 15.0% Jefferson at Riverside Irving, TX 100% 10,436 1,358 17 6/30/2018 15.0% (1) Excludes certain GAAP consolidated costs, primarily related to accrued interest, deferred income and loan origination costs. (2) The borrowers generally have options to prepay prior to maturity date or to extend the maturity date for one to two years. (3) The interest rate is calculated on a weighted average based on the contractual principal balance including only recurring interest. Excluded from the interest rate are fees paid at initial closing or final payment. (4) In January 2016, the borrower exercised the extension option and extended the maturity to April 15, 2016 resetting the interest rate to 17%. © Monogram Residential Trust, Inc. 18 Proportionate Share$54,460$37,166$8,25215.0% Proportionate ShareProportionate Contractual PrincipalShare Contractual

Operating Performance Consolidated Net Operating Income (dollars in thousands) (unaudited) Same Store Stabilized Non-Comparable Lease Up Dispositions and other non-lease up developments $ 46,071 14,747 2,289 22 $ 43,574 6,769 — 4,362 5.7 % N/A N/A N/A $ 181,106 44,712 3,308 8,942 $ 173,259 17,924 — 17,842 4.5 % N/A N/A N/A Same Store Stabilized Non-Comparable Lease Up Dispositions and other non-lease up developments 16,288 5,384 3,417 148 15,737 3,817 5 1,665 3.5 % N/A N/A N/A 64,506 19,955 5,681 3,999 61,693 10,384 11 6,727 4.6 % N/A N/A N/A Same Store Stabilized Non-Comparable Lease Up Dispositions and other non-lease up developments 29,783 9,363 (1,128) (126) 27,837 2,952 (5) 2,697 7.0 % N/A N/A N/A 116,600 24,757 (2,373) 4,943 111,566 7,540 (11) 11,115 4.5 % N/A N/A N/A © Monogram Residential Trust, Inc. 19 Total NOI$37,892$33,48113.2% $143,927$130,21010.5% NOI Total property operating expenses, including real estate taxes25,23721,22418.9%94,14178,81519.4% Property operating expenses, including real estate taxes Total rental revenue63,12954,70515.4%238,068209,02513.9% Rental revenue Year ended December 31, 20152014Growth Three months ended December 31, 20152014Growth

Operating Performance
Reconciliation of Consolidated Net Operating Income

(in thousands) (unaudited)

	Three months ended December 31,		Year ended December 31,	
	2015	2014	2015	2014
Reconciliation of net income (loss) to Same Store Net Operating Income:				
Net income (loss)	**$ (7,489)**	**$ (6,477)**	**$ 66,683**	**$ 271**
Adjustments to reconcile net income (loss) to Net Operating Income:				
Corporate property management expenses	2,165	1,344	7,786	6,970
General and administrative expenses	6,130	4,231	20,813	15,627
Asset management expenses	—	—	—	3,843
Transition expenses	—	6,006	—	12,672
Interest expense	9,485	6,085	30,351	21,424
Amortization of deferred financing costs	1,416	756	4,280	2,486
Depreciation and amortization	28,139	24,458	102,726	93,308
Interest income	(2,216)	(2,737)	(10,172)	(10,554)
Gains on sales of real estate	—	(244)	(82,975)	(16,411)
Investment and other development expenses	311	357	4,171	1,197
Other, net	(49)	(298)	264	(623)
Net Operating Income	**$ 37,892**	**$ 33,481**	**$ 143,927**	**$ 130,210**
Less: non-comparable				
Rental revenue	(17,058)	(11,131)	(56,962)	(35,766)
Property operating expenses, including real estate taxes	8,949	5,487	29,635	17,122
Same Store Net Operating Income	**$ 29,783**	**$ 27,837**	**$ 116,600**	**$ 111,566**
Plus: additional same store communities effective October 1, 2014				
Rental revenue	3,141	3,052	N/A	N/A
Property operating expenses, including real estate taxes	(1,070)	(1,085)	N/A	N/A
Quarterly Stabilized Same Store Net Operating Income	**$ 31,854**	**$ 29,804**	**N/A**	**N/A**

© Monogram Residential Trust, Inc. 20

Operating Performance

Consolidated QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	QTD 4Q 2015	QTD 4Q 2014	% Change	QTD 4Q 2015	QTD 4Q 2014	% Change	QTD 4Q 2015	QTD 4Q 2014	% Change
Same Store									
Colorado									
Denver	$ 5,644	$ 5,262	7.3 %	$ 1,557	$ 1,531	1.7 %	$ 4,087	$ 3,731	9.5 %
Colorado Total	**5,644**	**5,262**	**7.3 %**	**1,557**	**1,531**	**1.7 %**	**4,087**	**3,731**	**9.5 %**
Florida									
North Florida	1,749	1,603	9.1 %	499	535	(6.7)%	1,250	1,068	17.0 %
South Florida	1,912	1,778	7.5 %	797	689	15.7 %	1,115	1,089	2.4 %
Florida Total	**3,661**	**3,381**	**8.3 %**	**1,296**	**1,224**	**5.9 %**	**2,365**	**2,157**	**9.6 %**
Georgia									
Atlanta	1,360	1,307	4.1 %	620	636	(2.5)%	740	671	10.3 %
Georgia Total	**1,360**	**1,307**	**4.1 %**	**620**	**636**	**(2.5)%**	**740**	**671**	**10.3 %**
Mid-Atlantic									
Washington D.C.	7,425	7,288	1.9 %	2,446	2,640	(7.3)%	4,979	4,648	7.1 %
Philadelphia	1,574	1,529	2.9 %	723	707	2.3 %	851	822	3.5 %
Mid-Atlantic Total	**8,999**	**8,817**	**2.1 %**	**3,169**	**3,347**	**(5.3)%**	**5,830**	**5,470**	**6.6 %**
Nevada									
Las Vegas	1,977	1,852	6.7 %	694	639	8.6 %	1,283	1,213	5.8 %
Nevada Total	**1,977**	**1,852**	**6.7 %**	**694**	**639**	**8.6 %**	**1,283**	**1,213**	**5.8 %**
New England									
Boston	4,038	3,698	9.2 %	1,364	1,346	1.3 %	2,674	2,352	13.7 %
New England Total	**4,038**	**3,698**	**9.2 %**	**1,364**	**1,346**	**1.3 %**	**2,674**	**2,352**	**13.7 %**
Northern California									
San Francisco	6,409	5,925	8.2 %	2,143	1,854	15.6 %	4,266	4,071	4.8 %
Northern California Total	**6,409**	**5,925**	**8.2 %**	**2,143**	**1,854**	**15.6 %**	**4,266**	**4,071**	**4.8 %**
Southern California									
Los Angeles	6,446	6,053	6.5 %	2,069	1,956	5.8 %	4,377	4,097	6.8 %
Southern California Total	**6,446**	**6,053**	**6.5 %**	**2,069**	**1,956**	**5.8 %**	**4,377**	**4,097**	**6.8 %**
Texas									
Dallas	4,750	4,461	6.5 %	2,021	1,965	2.8 %	2,729	2,496	9.3 %
Houston	2,787	2,818	(1.1)%	1,355	1,239	9.4 %	1,432	1,579	(9.3)%
Texas Total	**7,537**	**7,279**	**3.5 %**	**3,376**	**3,204**	**5.4 %**	**4,161**	**4,075**	**2.1 %**
Total Same Store	**46,071**	**43,574**	**5.7 %**	**16,288**	**15,737**	**3.5 %**	**29,783**	**27,837**	**7.0 %**

(Table continued on next page)

© Monogram Residential Trust, Inc. 21

Operating Performance
Consolidated QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	QTD 4Q 2015	QTD 4Q 2014	% Change	QTD 4Q 2015	QTD 4Q 2014	% Change	QTD 4Q 2015	QTD 4Q 2014	% Change
Stabilized Non-Comparable									
Colorado									
Denver	1,153	5	N/A	321	94	N/A	832	(89)	N/A
Colorado Total	**1,153**	**5**	**N/A**	**321**	**94**	**N/A**	**832**	**(89)**	**N/A**
Florida									
South Florida	2,251	996	N/A	703	383	N/A	1,548	613	N/A
Florida Total	**2,251**	**996**	**N/A**	**703**	**383**	**N/A**	**1,548**	**613**	**N/A**
New England									
Boston	1,155	74	N/A	328	196	N/A	827	(122)	N/A
New England Total	**1,155**	**74**	**N/A**	**328**	**196**	**N/A**	**827**	**(122)**	**N/A**
Northern California									
San Francisco	2,144	2,056	N/A	735	702	N/A	1,409	1,354	N/A
Northern California Total	**2,144**	**2,056**	**N/A**	**735**	**702**	**N/A**	**1,409**	**1,354**	**N/A**
Southern California									
Los Angeles	879	202	N/A	231	238	N/A	648	(36)	N/A
Southern California Total	**879**	**202**	**N/A**	**231**	**238**	**N/A**	**648**	**(36)**	**N/A**
Texas									
Austin	1,395	4	N/A	730	82	N/A	665	(78)	N/A
Dallas	3,113	1,762	N/A	1,265	1,215	N/A	1,848	547	N/A
Houston	2,657	1,670	N/A	1,071	907	N/A	1,586	763	N/A
Texas Total	**7,165**	**3,436**	**N/A**	**3,066**	**2,204**	**N/A**	**4,099**	**1,232**	**N/A**
Total Stabilized Non-Comparable	**14,747**	**6,769**	**118 %**	**5,384**	**3,817**	**41 %**	**9,363**	**2,952**	**217 %**
Lease up (includes operating and development communities)									
Florida	101	—	N/A	290	1	N/A	(189)	(1)	N/A
Georgia	1,245	—	N/A	670	1	N/A	575	(1)	N/A
Mid-Atlantic	99	—	N/A	542	—	N/A	(443)	—	N/A
New England	167	—	N/A	616	3	N/A	(449)	(3)	N/A
Southern California	677	—	N/A	1,299	—	N/A	(622)	—	N/A
Total Lease up	**2,289**	**—**	N/A	**3,417**	**5**	N/A	**(1,128)**	**(5)**	**N/A**
Dispositions and other non-lease up developments	**22**	**4,362**	N/A	**148**	**1,665**	N/A	**(126)**	**2,697**	N/A
Total Portfolio	**$ 63,129**	**$ 54,705**	**15.4 %**	**$ 25,237**	**$ 21,224**	**18.9 %**	**$ 37,892**	**$ 33,481**	**13.2 %**

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

© Monogram Residential Trust, Inc. 22

Operating Performance
Consolidated YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	YTD 4Q 2015	YTD 4Q 2014	% Change	YTD 4Q 2015	YTD 4Q 2014	% Change	YTD 4Q 2015	YTD 4Q 2014	% Change
Same Store									
Colorado									
Denver	$ 22,238	$ 20,696	7.5 %	$ 6,316	$ 6,138	2.9 %	$ 15,922	$ 14,558	9.4 %
Colorado Total	**22,238**	**20,696**	**7.5 %**	**6,316**	**6,138**	**2.9 %**	**15,922**	**14,558**	**9.4 %**
Florida									
North Florida	6,800	6,392	6.4 %	2,209	2,138	3.3 %	4,591	4,254	7.9 %
South Florida	7,461	7,223	3.3 %	3,041	2,845	6.9 %	4,420	4,378	1.0 %
Florida Total	**14,261**	**13,615**	**4.7 %**	**5,250**	**4,983**	**5.4 %**	**9,011**	**8,632**	**4.4 %**
Georgia									
Atlanta	5,427	5,143	5.5 %	2,305	2,138	7.8 %	3,122	3,005	3.9 %
Georgia Total	**5,427**	**5,143**	**5.5 %**	**2,305**	**2,138**	**7.8 %**	**3,122**	**3,005**	**3.9 %**
Mid-Atlantic									
Washington D.C.	29,251	29,728	(1.6)%	10,027	10,346	(3.1)%	19,224	19,382	(0.8)%
Philadelphia	6,164	6,067	1.6 %	2,867	2,842	0.9 %	3,297	3,225	2.2 %
Mid-Atlantic Total	**35,415**	**35,795**	**(1.1)%**	**12,894**	**13,188**	**(2.2)%**	**22,521**	**22,607**	**(0.4)%**
Nevada									
Las Vegas	7,704	7,334	5.0 %	2,646	2,545	4.0 %	5,058	4,789	5.6 %
Nevada Total	**7,704**	**7,334**	**5.0 %**	**2,646**	**2,545**	**4.0 %**	**5,058**	**4,789**	**5.6 %**
New England									
Boston	15,850	14,751	7.5 %	5,624	5,247	7.2 %	10,226	9,504	7.6 %
New England Total	**15,850**	**14,751**	**7.5 %**	**5,624**	**5,247**	**7.2 %**	**10,226**	**9,504**	**7.6 %**
Northern California									
San Francisco	25,088	22,990	9.1 %	7,973	7,260	9.8 %	17,115	15,730	8.8 %
Northern California Total	**25,088**	**22,990**	**9.1 %**	**7,973**	**7,260**	**9.8 %**	**17,115**	**15,730**	**8.8 %**
Southern California									
Los Angeles	25,122	23,634	6.3 %	8,082	7,688	5.1 %	17,040	15,946	6.9 %
Southern California Total	**25,122**	**23,634**	**6.3 %**	**8,082**	**7,688**	**5.1 %**	**17,040**	**15,946**	**6.9 %**
Texas									
Dallas	18,650	17,840	4.5 %	8,057	7,667	5.1 %	10,593	10,173	4.1 %
Houston	11,351	11,461	(1.0)%	5,359	4,839	10.7 %	5,992	6,622	(9.5)%
Texas Total	**30,001**	**29,301**	**2.4 %**	**13,416**	**12,506**	**7.3 %**	**16,585**	**16,795**	**(1.3)%**
Total Same Store	**181,106**	**173,259**	**4.5 %**	**64,506**	**61,693**	**4.6 %**	**116,600**	**111,566**	**4.5 %**

(Table continued on next page)

© Monogram Residential Trust, Inc. 23

Operating Performance

Consolidated YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	YTD 4Q 2015	YTD 4Q 2014	% Change	YTD 4Q 2015	YTD 4Q 2014	% Change	YTD 4Q 2015	YTD 4Q 2014	% Change
Stabilized Non-Comparable									
Colorado									
Denver	2,266	4	N/A	1,327	107	N/A	939	(103)	N/A
Colorado Total	**2,266**	**4**	**N/A**	**1,327**	**107**	**N/A**	**939**	**(103)**	**N/A**
Florida									
South Florida	5,368	3,698	N/A	1,871	1,436	N/A	3,497	2,262	N/A
Florida Total	**5,368**	**3,698**	**N/A**	**1,871**	**1,436**	**N/A**	**3,497**	**2,262**	**N/A**
New England									
Boston	2,984	77	N/A	1,386	300	N/A	1,598	(223)	N/A
New England Total	**2,984**	**77**	**N/A**	**1,386**	**300**	**N/A**	**1,598**	**(223)**	**N/A**
Northern California									
San Francisco	8,504	7,771	N/A	2,821	2,660	N/A	5,683	5,111	N/A
Northern California Total	**8,504**	**7,771**	**N/A**	**2,821**	**2,660**	**N/A**	**5,683**	**5,111**	**N/A**
Southern California									
Los Angeles	2,871	206	N/A	1,242	333	N/A	1,629	(127)	N/A
Southern California Total	**2,871**	**206**	**N/A**	**1,242**	**333**	**N/A**	**1,629**	**(127)**	**N/A**
Texas									
Austin	2,186	5	N/A	1,889	149	N/A	297	(144)	N/A
Dallas	11,075	3,051	N/A	5,147	3,124	N/A	5,928	(73)	N/A
Houston	9,458	3,112	N/A	4,272	2,275	N/A	5,186	837	N/A
Texas Total	**22,719**	**6,168**	**N/A**	**11,308**	**5,548**	**N/A**	**11,411**	**620**	**N/A**
Total Stabilized Non-Comparable	**44,712**	**17,924**	**149 %**	**19,955**	**10,384**	**92 %**	**24,757**	**7,540**	**228 %**
Lease up (includes operating and development communities)									
Florida	107	—	N/A	403	1	N/A	(296)	(1)	N/A
Georgia	2,074	—	N/A	1,708	3	N/A	366	(3)	N/A
Mid-Atlantic	108	—	N/A	784	1	N/A	(676)	(1)	N/A
New England	186	—	N/A	917	3	N/A	(731)	(3)	N/A
Southern California	833	—	N/A	1,869	3	N/A	(1,036)	(3)	N/A
Total Lease up	**3,308**	**—**	**N/A**	**5,681**	**11**	**N/A**	**(2,373)**	**(11)**	**N/A**
Dispositions and other non-lease up developments	**8,942**	**17,842**	N/A	**3,999**	**6,727**	N/A	**4,943**	**11,115**	N/A
Total Portfolio	**$ 238,068**	**$ 209,025**	**13.9 %**	**$ 94,141**	**$ 78,815**	**19.4 %**	**$ 143,927**	**$ 130,210**	**10.5 %**

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

© Monogram Residential Trust, Inc. 24

Operating Performance
Consolidated QTD and YTD Net Operating Metrics by Geographic Region and Market

	Units	Operating Margin		Operating Margin		Period End Occupancy		Weighted Average Occupancy		Monthly Rental Revenue per Unit (1)	
	QTD 4Q 2015	QTD 4Q 2015	QTD 4Q 2014	YTD 4Q 2015	YTD 4Q 2014	QTD 4Q 2015	QTD 4Q 2014	QTD 4Q 2015	QTD 4Q 2014	QTD 4Q 2015	QTD 4Q 2014
Same Store											
Colorado											
Denver		72.4%	70.9%	71.6%	70.3%	95.1%	94.6%	95.4%	95.5%	$ 1,853	$ 1,736
Colorado Total	**996**	**72.4%**	**70.9%**	**71.6%**	**70.3%**	**95.1%**	**94.6%**	**95.4%**	**95.5%**	**1,853**	**1,736**
Florida											
North Florida		71.5%	66.6%	67.5%	66.6%	95.5%	93.4%	95.7%	93.4%	1,234	1,183
South Florida		58.3%	61.2%	59.2%	60.6%	96.8%	90.3%	95.8%	90.7%	2,217	2,170
Florida Total	**704**	**64.6%**	**63.8%**	**63.2%**	**63.4%**	**96.0%**	**92.2%**	**95.7%**	**92.3%**	**1,624**	**1,574**
Georgia											
Atlanta		54.4%	51.3%	57.5%	58.4%	96.5%	97.5%	96.5%	95.1%	1,473	1,409
Georgia Total	**283**	**54.4%**	**51.3%**	**57.5%**	**58.4%**	**96.5%**	**97.5%**	**96.5%**	**95.1%**	**1,473**	**1,409**
Mid-Atlantic											
Washington D.C.		67.1%	63.8%	65.7%	65.2%	94.8%	89.8%	95.7%	92.5%	2,092	2,137
Philadelphia		54.1%	53.8%	53.5%	53.2%	96.4%	94.2%	95.7%	95.0%	1,605	1,585
Mid-Atlantic Total	**1,412**	**64.8%**	**62.0%**	**63.6%**	**63.2%**	**95.2%**	**90.7%**	**95.7%**	**93.0%**	**1,986**	**2,016**
Nevada											
Las Vegas		64.9%	65.5%	65.7%	65.3%	93.8%	93.0%	94.8%	94.4%	1,063	1,016
Nevada Total	**598**	**64.9%**	**65.5%**	**65.7%**	**65.3%**	**93.8%**	**93.0%**	**94.8%**	**94.4%**	**1,063**	**1,016**
New England											
Boston		66.2%	63.6%	64.5%	64.4%	96.5%	94.3%	97.2%	94.1%	1,661	1,593
New England Total	**772**	**66.2%**	**63.6%**	**64.5%**	**64.4%**	**96.5%**	**94.3%**	**97.2%**	**94.1%**	**1,661**	**1,593**
Northern California											
San Francisco		66.6%	68.7%	68.2%	68.4%	95.6%	96.4%	95.4%	95.9%	2,817	2,592
Northern California Total	**751**	**66.6%**	**68.7%**	**68.2%**	**68.4%**	**95.6%**	**96.4%**	**95.4%**	**95.9%**	**2,817**	**2,592**
Southern California											
Los Angeles		67.9%	67.7%	67.8%	67.5%	96.1%	94.4%	95.8%	95.2%	2,276	2,156
Southern California Total	**889**	**67.9%**	**67.7%**	**67.8%**	**67.5%**	**96.1%**	**94.4%**	**95.8%**	**95.2%**	**2,276**	**2,156**
Texas											
Dallas		57.5%	56.0%	56.8%	57.0%	96.1%	93.6%	96.0%	93.9%	1,589	1,551
Houston		51.4%	56.0%	52.8%	57.8%	94.7%	93.8%	93.5%	92.4%	1,328	1,365
Texas Total	**1,676**	**55.2%**	**56.0%**	**55.3%**	**57.3%**	**95.5%**	**93.7%**	**95.0%**	**93.3%**	**1,483**	**1,475**
Total Same Store	**8,081**	**64.6%**	**63.9%**	**64.4%**	**64.4%**	**95.5%**	**93.6%**	**95.6%**	**94.1%**	**$ 1,825**	**$ 1,764**

(Table continued on next page)

© Monogram Residential Trust, Inc. 25

Operating Performance
Consolidated QTD and YTD Net Operating Metrics by Geographic Region and Market

	Units	Operating Margin		Operating Margin		Period End Occupancy		Weighted Average Occupancy		Monthly Rental Revenue per Unit (1)	
	QTD 4Q 2015	QTD 4Q 2015	QTD 4Q 2014	YTD 4Q 2015	YTD 4Q 2014	QTD 4Q 2015	QTD 4Q 2014	QTD 4Q 2015	QTD 4Q 2014	QTD 4Q 2015	QTD 4Q 2014
Stabilized Non-Comparable											
Colorado											
Denver		72.2%	N/A	41.4%	N/A	95.3%	6.1%	94.7%	3.3%	1,900	N/A
Colorado Total	**212**	**72.2%**	**N/A**	**41.4%**	**N/A**	**95.3%**	**6.1%**	**94.7%**	**3.3%**	**1,900**	**N/A**
Florida											
South Florida		68.8%	N/A	65.1%	N/A	95.9%	96.1%	91.1%	97.2%	2,089	N/A
Florida Total	**388**	**68.8%**	**N/A**	**65.1%**	**N/A**	**95.9%**	**96.1%**	**91.1%**	**97.2%**	**2,089**	**N/A**
New England											
Boston		71.6%	N/A	53.6%	N/A	94.6%	22.6%	97.8%	12.0%	2,003	N/A
New England Total	**186**	**71.6%**	**N/A**	**53.6%**	**N/A**	**94.6%**	**22.6%**	**97.8%**	**12.0%**	**2,003**	**N/A**
Northern California											
San Francisco		65.7%	N/A	66.8%	N/A	94.6%	97.0%	95.2%	96.2%	3,570	N/A
Northern California Total	**202**	**65.7%**	**N/A**	**66.8%**	**N/A**	**94.6%**	**97.0%**	**95.2%**	**96.2%**	**3,570**	**N/A**
Southern California											
Los Angeles		73.7%	N/A	56.7%	N/A	92.0%	54.0%	98.2%	36.3%	2,535	N/A
Southern California Total	**113**	**73.7%**	**N/A**	**56.7%**	**N/A**	**92.0%**	**54.0%**	**98.2%**	**36.3%**	**2,535**	**N/A**
Texas											
Austin		47.7%	N/A	13.6%	N/A	94.1%	—%	80.5%	—%	2,971	N/A
Dallas		59.4%	N/A	53.5%	N/A	93.9%	70.0%	95.3%	64.1%	1,555	N/A
Houston		59.7%	N/A	54.8%	N/A	96.2%	77.1%	96.6%	68.6%	1,779	N/A
Texas Total	**1,397**	**57.2%**	**N/A**	**50.2%**	**N/A**	**94.8%**	**61.6%**	**93.4%**	**55.6%**	**1,858**	**N/A**
Total Stabilized Non-Comparable	**2,498**	**63.5%**	**N/A**	**55.4%**	**N/A**	**94.8%**	**53.9%**	**93.9%**	**48.7%**	**2,077**	**N/A**
Total Stabilized	**10,579**	**64.4%**	**N/A**	**62.6%**	**N/A**	**95.4%**	**84.2%**	**95.2%**	**83.4%**	**1,885**	**N/A**
Lease up (includes operating and development communities)											
Florida	418	N/A	N/A	N/A	N/A	14.8%	N/A	4.9%	N/A	N/A	N/A
Georgia	329	N/A	N/A	N/A	N/A	68.7%	N/A	62.8%	N/A	N/A	N/A
Mid-Atlantic	461	N/A	N/A	N/A	N/A	7.6%	N/A	4.4%	N/A	N/A	N/A
New England	392	N/A	N/A	N/A	N/A	13.3%	N/A	8.2%	N/A	N/A	N/A
Southern California	652	N/A	N/A	N/A	N/A	31.6%	N/A	23.8%	N/A	N/A	N/A
Total Lease up	**2,252**	**N/A**	**N/A**	**N/A**	**N/A**	**25.8%**	**N/A**	**19.3%**	**N/A**	**N/A**	**N/A**

(1) Monthly rental revenue per unit is only provided for communities that are stabilized as of the end of the period. Monthly rental revenue per unit is not meaningful prior to stabilization.

© Monogram Residential Trust, Inc. 26

Operating Performance

Proportionate QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			% of Same Store NOI by Market
	QTD 4Q 2015	QTD 4Q 2014	% Change	QTD 4Q 2015	QTD 4Q 2014	% Change	QTD 4Q 2015	QTD 4Q 2014	% Change	QTD 4Q 2015
Same Store [(1)]										
Colorado										
Denver	$ 4,099	$ 3,816	7.4 %	$ 1,091	$ 1,106	(1.4)%	$ 3,008	$ 2,710	11.0 %	12.6%
Colorado Total	**4,099**	**3,816**	**7.4 %**	**1,091**	**1,106**	**(1.4)%**	**3,008**	**2,710**	**11.0 %**	**12.6%**
Florida										
North Florida	1,749	1,603	9.1 %	499	535	(6.7)%	1,250	1,068	17.0 %	5.4%
South Florida	1,060	986	7.5 %	442	382	15.7 %	618	604	2.3 %	3.2%
Florida Total	**2,809**	**2,589**	**8.5 %**	**941**	**917**	**2.6 %**	**1,868**	**1,672**	**11.7 %**	**8.6%**
Georgia										
Atlanta	1,360	1,307	4.1 %	620	636	(2.5)%	740	671	10.3 %	4.2%
Georgia Total	**1,360**	**1,307**	**4.1 %**	**620**	**636**	**(2.5)%**	**740**	**671**	**10.3 %**	**4.2%**
Mid-Atlantic										
Washington D.C.	5,037	4,935	2.1 %	1,609	1,770	(9.1)%	3,428	3,165	8.3 %	15.4%
Philadelphia	866	841	3.0 %	398	389	2.3 %	468	452	3.5 %	2.7%
Mid-Atlantic Total	**5,903**	**5,776**	**2.2 %**	**2,007**	**2,159**	**(7.0)%**	**3,896**	**3,617**	**7.7 %**	**18.1%**
Nevada										
Las Vegas	1,736	1,636	6.1 %	594	547	8.6 %	1,142	1,089	4.9 %	5.3%
Nevada Total	**1,736**	**1,636**	**6.1 %**	**594**	**547**	**8.6 %**	**1,142**	**1,089**	**4.9 %**	**5.3%**
New England										
Boston	3,523	3,236	8.9 %	1,191	1,189	0.2 %	2,332	2,047	13.9 %	10.8%
New England Total	**3,523**	**3,236**	**8.9 %**	**1,191**	**1,189**	**0.2 %**	**2,332**	**2,047**	**13.9 %**	**10.8%**
Northern California										
San Francisco	4,215	3,876	8.7 %	1,385	1,215	14.0 %	2,830	2,661	6.4 %	12.9%
Northern California Total	**4,215**	**3,876**	**8.7 %**	**1,385**	**1,215**	**14.0 %**	**2,830**	**2,661**	**6.4 %**	**12.9%**
Southern California										
Los Angeles	3,550	3,333	6.5 %	1,139	1,077	5.8 %	2,411	2,256	6.9 %	10.9%
Southern California Total	**3,550**	**3,333**	**6.5 %**	**1,139**	**1,077**	**5.8 %**	**2,411**	**2,256**	**6.9 %**	**10.9%**
Texas										
Dallas	3,928	3,677	6.8 %	1,651	1,602	3.1 %	2,277	2,075	9.7 %	12.0%
Houston	1,532	1,550	(1.2)%	745	682	9.2 %	787	868	(9.3)%	4.7%
Texas Total	**5,460**	**5,227**	**4.5 %**	**2,396**	**2,284**	**4.9 %**	**3,064**	**2,943**	**4.1 %**	**16.7%**
Total Same Store	**32,655**	**30,796**	**6.0 %**	**11,364**	**11,130**	**2.1 %**	**21,291**	**19,666**	**8.3 %**	**100%**

(Table continued on next page)

© Monogram Residential Trust, Inc. 27

Operating Performance

Proportionate QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			% of Same Store NOI by Market
	QTD 4Q 2015	QTD 4Q 2014	% Change	QTD 4Q 2015	QTD 4Q 2014	% Change	QTD 4Q 2015	QTD 4Q 2014	% Change	QTD 4Q 2015
Stabilized Non-Comparable										
Colorado										
Denver	639	3	N/A	178	52	N/A	461	(49)	N/A	N/A
Colorado Total	**639**	**3**	**N/A**	**178**	**52**	**N/A**	**461**	**(49)**	**N/A**	**N/A**
Florida										
South Florida	1,807	552	N/A	553	212	N/A	1,254	340	N/A	N/A
Florida Total	**1,807**	**552**	**N/A**	**553**	**212**	**N/A**	**1,254**	**340**	**N/A**	**N/A**
New England										
Boston	640	41	N/A	182	109	N/A	458	(68)	N/A	N/A
New England Total	**640**	**41**	**N/A**	**182**	**109**	**N/A**	**458**	**(68)**	**N/A**	**N/A**
Northern California										
San Francisco	2,144	2,056	N/A	735	702	N/A	1,409	1,354	N/A	N/A
Northern California Total	**2,144**	**2,056**	**N/A**	**735**	**702**	**N/A**	**1,409**	**1,354**	**N/A**	**N/A**
Southern California										
Los Angeles	879	202	N/A	231	238	N/A	648	(36)	N/A	N/A
Southern California Total	**879**	**202**	**N/A**	**231**	**238**	**N/A**	**648**	**(36)**	**N/A**	**N/A**
Texas										
Austin	774	2	N/A	405	46	N/A	369	(44)	N/A	N/A
Dallas	1,726	977	N/A	701	673	N/A	1,025	304	N/A	N/A
Houston	1,473	926	N/A	594	503	N/A	879	423	N/A	N/A
Texas Total	**3,973**	**1,905**	**N/A**	**1,700**	**1,222**	**N/A**	**2,273**	**683**	**N/A**	**N/A**
Total Stabilized Non-Comparable	**10,082**	**4,759**	**112 %**	**3,579**	**2,535**	**41 %**	**6,503**	**2,224**	**192 %**	**N/A**
Lease up (includes operating and development communities)										
Florida	56	—	N/A	161	—	N/A	(105)	—	N/A	N/A
Georgia	691	—	N/A	371	1	N/A	320	(1)	N/A	N/A
Mid-Atlantic	55	—	N/A	300	—	N/A	(245)	—	N/A	N/A
New England	92	—	N/A	342	2	N/A	(250)	(2)	N/A	N/A
Southern California	501	—	N/A	1,132	—	N/A	(631)	—	N/A	N/A
Total Lease up	**1,395**	**—**	N/A	**2,306**	**3**	N/A	**(911)**	**(3)**	**N/A**	**N/A**
Dispositions and other non-lease up developments	**13**	**4,362**	N/A	**89**	**1,655**	N/A	**(76)**	**2,707**	N/A	N/A
Total Portfolio	**$ 44,145**	**$ 39,917**	**10.6 %**	**$ 17,338**	**$ 15,323**	**13.2 %**	**$ 26,807**	**$ 24,594**	**9.0 %**	**N/A**

Note: Certain amounts from Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).
(1) In May 2015, we acquired the noncontrolling interests in six joint ventures from PGGM. As we already owned these multifamily communities, we continue to report them as Same Store. The numbers above are presented as if we had owned them 100% for both reporting years.

© Monogram Residential Trust, Inc. 28

Operating Performance

Proportionate YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			% of Same Store NOI by Market
	YTD 4Q 2015	YTD 4Q 2014	% Change	YTD 4Q 2015	YTD 4Q 2014	% Change	YTD 4Q 2015	YTD 4Q 2014	% Change	YTD 4Q 2015
Same Store [(1)]										
Colorado										
Denver	$ 16,139	$ 14,989	7.7 %	$ 4,462	$ 4,342	2.8 %	$ 11,677	$ 10,647	9.7 %	14.1%
Colorado Total	**16,139**	**14,989**	**7.7 %**	**4,462**	**4,342**	**2.8 %**	**11,677**	**10,647**	**9.7 %**	**14.1%**
Florida										
North Florida	6,800	6,392	6.4 %	2,209	2,138	3.3 %	4,591	4,254	7.9 %	5.4%
South Florida	4,137	4,005	3.3 %	1,686	1,578	6.8 %	2,451	2,427	1.0 %	3.0%
Florida Total	**10,937**	**10,397**	**5.2 %**	**3,895**	**3,716**	**4.8 %**	**7,042**	**6,681**	**5.4 %**	**8.4%**
Georgia										
Atlanta	5,427	5,143	5.5 %	2,305	2,138	7.8 %	3,122	3,005	3.9 %	3.9%
Georgia Total	**5,427**	**5,143**	**5.5 %**	**2,305**	**2,138**	**7.8 %**	**3,122**	**3,005**	**3.9 %**	**3.9%**
Mid-Atlantic										
Washington D.C.	19,796	20,098	(1.5)%	6,662	6,938	(4.0)%	13,134	13,160	(0.2)%	15.7%
Philadelphia	3,390	3,337	1.6 %	1,577	1,563	0.9 %	1,813	1,774	2.2 %	2.2%
Mid-Atlantic Total	**23,186**	**23,435**	**(1.1)%**	**8,239**	**8,501**	**(3.1)%**	**14,947**	**14,934**	**0.1 %**	**17.9%**
Nevada										
Las Vegas	6,772	6,470	4.7 %	2,270	2,178	4.2 %	4,502	4,292	4.9 %	5.5%
Nevada Total	**6,772**	**6,470**	**4.7 %**	**2,270**	**2,178**	**4.2 %**	**4,502**	**4,292**	**4.9 %**	**5.5%**
New England										
Boston	13,820	12,879	7.3 %	4,949	4,641	6.6 %	8,871	8,238	7.7 %	10.6%
New England Total	**13,820**	**12,879**	**7.3 %**	**4,949**	**4,641**	**6.6 %**	**8,871**	**8,238**	**7.7 %**	**10.6%**
Northern California										
San Francisco	16,462	15,034	9.5 %	5,212	4,758	9.5 %	11,250	10,276	9.5 %	13.6%
Northern California Total	**16,462**	**15,034**	**9.5 %**	**5,212**	**4,758**	**9.5 %**	**11,250**	**10,276**	**9.5 %**	**13.6%**
Southern California										
Los Angeles	13,835	13,015	6.3 %	4,451	4,234	5.1 %	9,384	8,781	6.9 %	11.3%
Southern California Total	**13,835**	**13,015**	**6.3 %**	**4,451**	**4,234**	**5.1 %**	**9,384**	**8,781**	**6.9 %**	**11.3%**
Texas										
Dallas	15,401	14,761	4.3 %	6,582	6,251	5.3 %	8,819	8,510	3.6 %	10.6%
Houston	6,243	6,304	(1.0)%	2,948	2,662	10.7 %	3,295	3,642	(9.5)%	4.1%
Texas Total	**21,644**	**21,065**	**2.7 %**	**9,530**	**8,913**	**6.9 %**	**12,114**	**12,152**	**(0.3)%**	**14.7%**
Total Same Store	**128,222**	**122,427**	**4.7 %**	**45,313**	**43,421**	**4.4 %**	**82,909**	**79,006**	**4.9 %**	**100.0%**

(Table continued on next page)

© Monogram Residential Trust, Inc. 29

Operating Performance

Proportionate YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			% of Same Store NOI by Market
	YTD 4Q 2015	YTD 4Q 2014	% Change	YTD 4Q 2015	YTD 4Q 2014	% Change	YTD 4Q 2015	YTD 4Q 2014	% Change	YTD 4Q 2015
Stabilized Non-Comparable										
Colorado										
Denver	1,256	2	N/A	736	59	N/A	520	(57)	N/A	N/A
Colorado Total	**1,256**	**2**	**N/A**	**736**	**59**	**N/A**	**520**	**(57)**	**N/A**	**N/A**
Florida										
South Florida	3,545	2,050	N/A	1,205	796	N/A	2,340	1,254	N/A	N/A
Florida Total	**3,545**	**2,050**	**N/A**	**1,205**	**796**	**N/A**	**2,340**	**1,254**	**N/A**	**N/A**
New England										
Boston	1,655	43	N/A	769	167	N/A	886	(124)	N/A	N/A
New England Total	**1,655**	**43**	**N/A**	**769**	**167**	**N/A**	**886**	**(124)**	**N/A**	**N/A**
Northern California										
San Francisco	8,504	7,771	N/A	2,821	2,660	N/A	5,683	5,111	N/A	N/A
Northern California Total	**8,504**	**7,771**	**N/A**	**2,821**	**2,660**	**N/A**	**5,683**	**5,111**	**N/A**	**N/A**
Southern California										
Los Angeles	2,871	206	N/A	1,242	333	N/A	1,629	(127)	N/A	N/A
Southern California Total	**2,871**	**206**	**N/A**	**1,242**	**333**	**N/A**	**1,629**	**(127)**	**N/A**	**N/A**
Texas										
Austin	1,212	3	N/A	1,047	82	N/A	165	(79)	N/A	N/A
Dallas	6,141	1,691	N/A	2,854	1,732	N/A	3,287	(41)	N/A	N/A
Houston	5,245	1,726	N/A	2,369	1,261	N/A	2,876	465	N/A	N/A
Texas Total	**12,598**	**3,420**	**N/A**	**6,270**	**3,075**	**N/A**	**6,328**	**345**	**N/A**	**N/A**
Total Stabilized Non-Comparable	**30,429**	**13,492**	**126 %**	**13,043**	**7,090**	**84 %**	**17,386**	**6,402**	**172 %**	**N/A**
Lease up (includes operating and development communities)										
Florida	59	—	N/A	223	—	N/A	(164)	—	N/A	N/A
Georgia	1,150	—	N/A	947	2	N/A	203	(2)	N/A	N/A
Mid-Atlantic	60	—	N/A	435	1	N/A	(375)	(1)	N/A	N/A
New England	103	—	N/A	508	2	N/A	(405)	(2)	N/A	N/A
Southern California	613	—	N/A	1,558	2	N/A	(945)	(2)	N/A	N/A
Total Lease up	**1,985**	**—**	N/A	**3,671**	**7**	N/A	**(1,686)**	**(7)**	**N/A**	**N/A**
Dispositions and other non-lease up developments	**8,932**	**17,487**	**N/A**	**3,845**	**6,508**	**N/A**	**5,087**	**10,979**	**N/A**	**N/A**
Total Portfolio	**$ 169,568**	**$ 153,406**	**10.5 %**	**$ 65,872**	**$ 57,026**	**15.5 %**	**$ 103,696**	**$ 96,380**	**7.6 %**	**N/A**

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rent and start up expenses).
(1) In May 2015, we acquired the noncontrolling interests in six joint ventures from PGGM. As we already owned these multifamily communities, we continue to report them as Same Store. The numbers above are presented as if we had owned them 100% for both reporting years.

© Monogram Residential Trust, Inc. 30

Operating Performance

Consolidated and Proportionate Quarterly Stabilized Same Store Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Communities	Units	Rental Revenue			Property Operating Expenses			Net Operating Income		
			QTD 4Q 2015	QTD 4Q 2014	% Change	QTD 4Q 2015	QTD 4Q 2014	% Change	QTD 4Q 2015	QTD 4Q 2014	% Change
Consolidated											
Same Store (per page 21)	29	8,081	$ 46,071	$ 43,574	5.7%	$ 16,288	$ 15,737	3.5 %	$ 29,783	$ 27,837	7.0%
Additional Same Store Communities effective October 1, 2014											
Florida											
South Florida	1	180	997	996	0.1%	335	383	(12.5)%	662	613	8.0%
Northern California											
San Francisco	1	202	2,144	2,056	4.3%	735	702	4.7 %	1,409	1,354	4.1%
Total Consolidated Quarterly Stabilized Same Store	**31**	**8,463**	**$ 49,212**	**$ 46,626**	**5.5%**	**$ 17,358**	**$ 16,822**	**3.2 %**	**$ 31,854**	**$ 29,804**	**6.9%**
Proportionate											
Same Store (per page 27)	29	8,081	$ 32,655	$ 30,796	6.0%	$ 11,364	$ 11,130	2.1 %	$ 21,291	$ 19,666	8.3%
Additional Same Store Communities effective October 1, 2014											
Florida											
South Florida	1	180	553	552	0.2%	185	212	(12.7)%	368	340	8.2%
Northern California											
San Francisco	1	202	2,144	2,056	4.3%	735	702	4.7 %	1,409	1,354	4.1%
Total Proportionate Quarterly Stabilized Same Store	**31**	**8,463**	**$ 35,352**	**$ 33,404**	**5.8%**	**$ 12,284**	**$ 12,044**	**2.0 %**	**$ 23,068**	**$ 21,360**	**8.0%**

Note: The data presented above displays the results of our Same Store portfolio for Same Store communities as of October 1, 2014. For 4Q 2015, we added two additional multifamily communities to our Quarterly Same Store communities increasing the total to 31.

© Monogram Residential Trust, Inc. 31

Operating Performance Consolidated QTD and YTD Comparisons of Same Store Operating Expenses (dollars in thousands) (unaudited) YTD 4Q 2015 YTD 4Q 2015 Same Store Properties Detailed Comparison by Major Operating Expense Categories Onsite management Marketing Maintenance, including expensed turnover costs (2) Utilities Insurance Real estate taxes Other $ 415 (36) 358 (65) (219) 3 95 10.8% (5.5)% 13.8% (3.6)% (32.5)% — % 72.2% $ 1,677 178 966 (114) (353) 427 32 11.4% 7.7% 9.2% (1.6)% (14.2)% 1.8% 6.3% (1) A positive percent change represents an increase in expense and a negative percent change represents a decrease in expense. (2) YTD dollar change includes snow removal and winter related expenses of $197, accounting for approximately 1.9% of the 9.2% maintenance increase and 0.3% of the 4.6% total increase. © Monogram Residential Trust, Inc. 32 Total Operating Expenses$5513.5% $2,8134.6 % Dollar ChangePercent Change Compared to YTDCompared to 4Q 2014YTD 4Q 2014 (1) Dollar ChangePercent Change 4Q 20154Q 2015 Compared toCompared to 4Q 20144Q 2014 (1)

Operating Performance
Proportionate Share QTD General and Administrative and Corporate Property Management Expenses

(dollars in thousands) (unaudited)

	For the Three Months Ended December 31, 2015			Annualized Total Expenses (1)
	General and Administrative Expenses	Corporate Property Management Expenses	Total Expenses (1)	
Proportionate Share:				
Total General and administrative and corporate property management expenses (2)	$ 4,657	$ 2,098	$ 6,755	$ 27,020
Less: Asset management and property management fee income	(370)	(690)	(1,060)	(4,240)
Net Expenses	**$ 4,287**	**$ 1,408**	**$ 5,695**	**$ 22,780**
Net Expenses as percentage of Total Consolidated Revenue	**6.8%**	**2.2%**	**9.0%**	**9.0%**
Net Expenses as percentage of Total Consolidated Gross Assets (3)	**0.12%**	**0.04%**	**0.15%**	**0.62%**

(1) Effective June 30, 2014, we completed our transition to a fully integrated self-managed company. Accordingly, expenses and offsetting fee income are only meaningful for the current quarter and annualized.
(2) Amounts are net of stock compensation expense of $1.3 million and $0.1 million, respectively.
(3) Total consolidated gross assets, which adds back accumulated depreciation and amortization, is included as a benchmark as it is representative of the Company's assets under management, and is calculated as follows:

Total assets per page 4	$ 3,283,146
Accumulated depreciation per page 4	357,036
Accumulated depreciation of corporate assets	737
Accumulated amortization of intangibles	43,227
Total gross assets	$ 3,684,146

© Monogram Residential Trust, Inc. 33

Capital Deployment
Summary of Developments

(dollars in thousands, except costs per unit) (unaudited) As of December 31, 2015

Community	Effective Ownership %	Actual/ Estimated Units	Actual/ Estimated Construction Start Date	Actual/ Estimated Date First Units	Actual/ Estimated Completion Date (1)	Actual/ Estimated Stabilization Date (1)	Estimated Economic Costs per Unit	Occupancy	Percent Complete	Proportionate Share: Estimated Total Economic Costs	Proportionate Share: Economic Costs Incurred as of 12/31/2015	Proportionate Share: Projected NOI Yield at Stabilization
Operating Communities Stabilized During Current Quarter or in Lease up (2)												
SEVEN - Austin, TX	55%	220	4Q 2012	2Q 2015	4Q 2015	4Q 2015	$261,699	94%	99%	$ 31,925	$ 31,661	8.1%
Cyan on Peachtree - Atlanta, GA	55%	329	4Q 2013	2Q 2015	4Q 2015	2Q 2016	205,713	68%	98%	37,528	36,841	8.6%
Zinc - Cambridge, MA	55%	392	2Q 2013	3Q 2015	4Q 2015	1Q 2017	463,808	13%	97%	100,815	97,825	6.2%
Nouvelle - Tysons Corner, VA	55%	461	4Q 2013	3Q 2015	4Q 2015	3Q 2017	399,637	8%	85%	102,157	86,560	5.6%
Total Stabilized During Current Quarter or in Lease up		**1,402**					**350,427**	**37%**	**93%**	**272,425**	**252,887**	**6.5%**
Developments in Lease up												
SoMa - Miami, FL	55%	418	4Q 2013	4Q 2015	1Q 2016	4Q 2016	235,182	15%	95%	54,511	51,617	6.2%
Verge - San Diego, CA	70%	444	4Q 2013	3Q 2015	1Q 2016	4Q 2016	276,653	36%	94%	86,352	80,945	6.2%
Total Developments in Lease up		**862**					**256,543**	**26%**	**94%**	**140,863**	**132,562**	**6.2%**
Construction												
OLUME - San Francisco, CA	55%	121	2Q 2014	1Q 2016	1Q 2016	2Q 2016	537,782	N/A	93%	36,082	33,647	4.8%
The Alexan - Dallas, TX	50%	365	3Q 2013	1Q 2016	3Q 2016	2Q 2017	250,685	N/A	89%	45,668	40,432	6.3%
Caspian Delray Beach - Delray Beach, FL(3)	55%	146	4Q 2014	3Q 2016	1Q 2017	2Q 2017	278,812	N/A	54%	22,572	12,109	6.3%
Huntington Beach - Huntington Beach, CA	65%	510	4Q 2015	1Q 2018	3Q 2018	2Q 2019	342,185	N/A	23%	114,045	26,149	6.7%
Total Construction		**1,142**					**325,563**	**N/A**	**51%**	**218,367**	**112,337**	**6.2%**
Land Held for Future Development												
Renaissance Phase II - Concord, CA	55%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6,206	N/A
Total Developments		**3,406**					**$318,330**		**79%**	**$631,655**	**$ 503,992**	**6.4%**

(1) The estimated completion and stabilization dates are primarily based on contractual arrangements adjusted for certain events (e.g., weather delays, labor availability and change orders).
(2) These communities are included in the GAAP presentation in land, buildings and improvements but are still in lease up or stabilized during the current quarter and still have some remaining development costs.
(3) Formerly known as Uptown Delray.
(4) This schedule does not include 2015 acquisitions, which includes one development, The Mile, acquired in December 2015 and as of December 31, 2015, was approximately 96% complete.

© Monogram Residential Trust, Inc. 34

Capital Deployment

Development Cash Costs to Complete, Interest and Other Costs

(dollars in thousands) (unaudited)

		As of December 31, 2015
Estimated development cash costs to complete:		
Proportionate Share:		
Estimated total Economic Costs (page 34) [(1)]	$	631,655
Less: Costs incurred (excluding land held for development)		(497,786)
Plus: Net accrued and unpaid estimated Economic Costs (including retainage, construction payables and construction escrows)		23,739
Total Estimated Development Cash Costs to Complete	**$**	**157,608**
Total estimated development cash costs to complete by funding source [(2)]		
Construction loan draws under binding loan commitments	$	45,876
Other, including cash and existing credit facilities [(1)]		111,732
Total Estimated Development Cash Costs to Complete	**$**	**157,608**

(1) The amount does not include The Mile, a development acquired in December 2015 that as of December 31, 2015, was approximately 96% complete. Costs to complete of $1.6 million have been deposited in escrow.

(2) The sources identified may be supplemented with other capital sources.

	Three months ended December 31,				Year Ended December 31,			
		2015		2014		2015		2014
Other Development Costs:								
Proportionate Share:								
Capitalized development costs:								
Interest	$	1,718	$	2,536	$	9,709	$	10,946
Real estate taxes		376		317		2,311		2,413
Direct overhead		97		194		600		789
Total Capitalized Development Costs	**$**	**2,191**	**$**	**3,047**	**$**	**12,620**	**$**	**14,148**
Development related costs (expensed): [(3)]								
NOI and development expenses	$	(1,561)	$	(467)	$	(3,363)	$	(1,969)
Interest expense		(269)		(110)		(574)		(317)
Total Development Costs (Expensed)	**$**	**(1,830)**	**$**	**(577)**	**$**	**(3,937)**	**$**	**(2,286)**

(3) These amounts represent NOI, development and interest expenses incurred during the period of operating deficits.

© Monogram Residential Trust, Inc. 35

Capital Deployment

Acquisition and Disposition Summary

(dollars in thousands, except per unit data) (unaudited)

As of December 31, 2015

Communities Acquired	Location	Number of Units	Purchase Price per Unit	Purchase Price 100%	Purchase Price Proportionate Share	Assumed Debt 100%	Assumed Debt Proportionate Share
2015							
The Mile [1]	Miami, FL	120	$ 400,000	$ 48,000	$ 48,000	$ —	$ —
Ev [2]	San Diego, CA	208	403,606	83,950	83,950	—	—
The Mark [2]	Boca Raton, FL	208	392,981	81,740	81,740	—	—
PGGM Buyout [3]	Various	2,061	253,194	521,833	224,629	249,357	106,944
2013							
Vara	San Francisco, CA	202	538,119	108,700	108,700	—	—
Total		**2,799**	**$ 301,616**	**$ 844,223**	**$ 547,019**	**$ 249,357**	**$ 106,944**

Communities Sold	Location	Number of Units	Gross Sales Price per Unit	Gross Sales Price 100%	Sales Price Proportionate Share	Gross Book Value at Time of Sale 100%
2015						
Post Oak	Houston, TX	392	$ 229,745	$ 90,060	$ 90,060	$ 64,745
Burnham Pointe	Chicago, IL	298	422,819	126,000	126,000	88,533
Shady Grove [4]	Rockville, MD	366	N/A	38,465	38,465	38,415
2014						
Tupelo Alley	Portland, OR	188	281,144	52,855	29,308	39,930
2013						
Grand Reserve Orange	Orange, CT	168	210,119	35,300	35,300	25,747
Halstead	Houston, TX	301	144,502	43,495	23,922	33,336
Cyan/PDX	Portland, OR	352	272,017	95,750	52,663	81,610
The Reserve at John's Creek Walk	Johns Creek, GA	210	177,381	37,250	18,400	29,753
Total		**2,275**	**$ 251,812**	**$ 519,175**	**$ 414,118**	**$ 402,069**

(1) Development was acquired through like-kind tax exchange in December 2015 and has been classified as construction in progress (96% complete) as of December 31, 2015.
(2) Communities were acquired in lease up through like-kind tax exchanges in September 2015. As of December 31, 2015, EV and The Mark were 23% and 96%, respectively, occupied.
(3) In May 2015, we acquired noncontrolling interests in six co-investment ventures with PGGM related to equity investments in the following six multifamily communities: The District Universal Boulevard (Orlando, FL), Veritas (Henderson, NV), The Cameron (Silver Springs, MD), Skye 2905 (Denver, CO), Grand Reserve (Dallas, TX), and Stone Gate (Marlborough, MA). Additionally, we acquired a controlling interest in the Jefferson Creekside debt investment (Allen, TX).
(4) In June 2015, we sold the development to a group led by the developer partner. The gross book value at time of sale is net of an impairment of $3.1 million recorded during 2Q 2015.

© Monogram Residential Trust, Inc. 36

Capital Deployment Capital Expenditures-Same Store (dollars in thousands, except per unit amounts) (unaudited) Recurring Non-Recurring Revenue Producing $ 547 500 548 $ 453 458 109 20.8% 9.2% 402.8% $ 1,963 4,280 1,696 $ 1,805 2,824 450 8.8% 51.6% 276.9 % Recurring Non-Recurring Revenue Producing $ 68 62 68 $ 56 57 14 21.4% 8.8% 385.7% $ 243 530 210 $ 223 349 56 9.0% 51.9% 275.0 % Recurring Non-Recurring Revenue Producing 1.2% 1.1% 1.2% 1.0% 1.1% 0.2% 1.1% 2.4% 0.9% 1.0% 1.6% 0.3% © Monogram Residential Trust, Inc. 37 Total capital expenditures as a percentage of rental revenue - Same Store3.5%2.3%4.4%2.9% Capital Expenditures as a Percentage of Rental Revenue - Same Store Total capital expenditures per unit - Same Store$198$12755.9%$983$62856.5% Capital Expenditures per Unit - Same Store Total capital expenditures - Same Store$1,595$1,02056.4%$7,939$5,07956.3% Capital Expenditures - Same Store Year Ended December 31, 20152014% Change Three months ended December 31, 20152014% Change

Capital Deployment
Debt Summary

(dollars in thousands) (unaudited)

	As of December 31, 2015					
	Total Consolidated Balance (1)(2)	Weighted Average Time to Maturity (3)	Weighted Average Contractual Interest Rate	Proportionate Share of Contractual Balance (4)	Percent of Total Debt	Company Portion of Recourse Debt (5)
Company Level Debt						
Fixed Rate - Mortgages Payable	$ 298,786	3.2 years	3.88%	$ 297,278	29.3%	$ —
$150 Million Credit Facility	49,000	1.3 years	2.48%	49,000	4.8%	—
$200 Million Credit Facility	—	—	2.93%	—	—%	—
Total Company Level Debt	**347,786**	**3.0 years**	**3.68%**	**346,278**	**34.1%**	
Co-Investment Venture Level Debt						
Fixed Rate - Mortgages Payable	632,627	2.6 years	3.49%	363,904	35.8%	—
Variable Rate - Mortgage Payable	11,643	1.3 years	2.78%	6,404	0.6%	—
Fixed Rate - Construction Notes Payable - Operating	29,161	0.5 years	4.31%	16,170	1.6%	—
Fixed Rate - Construction Notes Payable - In Construction	44,540	2.6 years	4.00%	22,230	2.2%	—
Variable Rate - Construction Notes Payable - Operating	355,327	2.3 years	2.55%	197,028	19.4%	67,672
Variable Rate - Construction Notes Payable - In Construction	100,950	2.3 years	2.45%	63,479	6.3%	15,143
Total Co-Investment Venture Level Debt	**1,174,248**	**2.4 years**	**3.15%**	**669,215**	**65.9%**	**82,815**
Total Debt	**$ 1,522,034**	**2.5 years**	**3.27%**	**$ 1,015,493**	**100.0%**	**$ 82,815**

Debt Maturities

	As of December 31, 2015		
Aggregate Debt Maturities by Year	Weighted Average Rate on Debt Maturities (3)	Proportionate Share of Contractual Balance (3)(4)	Proportionate Share of Contractual Balance Adjusted for Extended Maturities (6)
2016	4.03 %	$ 105,015	$ 77,409
2017	3.02 %	220,179	163,727
2018	3.13 %	370,253	180,605
2019	3.20 %	171,687	342,537
2020	2.82 %	148,359	235,046
Thereafter	— %	—	16,169
Total Debt Maturities	**3.20%**	**$ 1,015,493**	**$ 1,015,493**

(1) The amounts listed are the contractual amounts on each loan at 100% regardless of the Company's ownership plus the unamortized adjustments from business combinations included in the GAAP amounts listed on the consolidated balance sheet.
(2) As of December 31, 2015, three communities with a gross GAAP carrying value of $112.7 million were unsecured.
(3) Information provided is before any extension options.
(4) Excludes certain GAAP consolidated costs, primarily related to unamortized adjustments from business combinations.
(5) Reflects the amount of the contractual balance that the Company has recourse liability. In the case of Co-Investment Venture Level Debt, this represents portions of construction debt that the Company has recourse, usually a portion of each construction loan until certain operating benchmarks are achieved (usually a minimum fixed charge coverage).
(6) Amounts reflect maturities as if all extension options are exercised.

© Monogram Residential Trust, Inc. 38

Capital Deployment
Debt Summary

(dollars in thousands) (unaudited)

Consolidated Leverage Ratios

	Three months ended December 31, 2015	Three months ended December 31, 2014	Year ended December 31, 2015 2015	Year ended December 31, 2015 2014
Fixed Charge coverage ratio	2.49x	2.92x	2.65x	2.87x
Debt to EBITDA (1)	12.31x	9.83x	12.32x	10.53x
Net Debt to EBITDA (1)	11.63x	8.87x	11.64x	9.50x
Adjusted Financial Ratios - Excluding Development Activity				
Fixed Charge coverage ratio	3.18x	3.23x	3.26x	3.18x
Debt to EBITDA (1)(2)	7.47x	7.54x	7.69x	8.04x
Net Debt to EBITDA (1)(2)	6.84x	6.60x	7.04x	7.04x

(1) EBITDA is annualized for last quarter for the respective reporting periods.
(2) Adjusted EBITDA, excluding development activity

	Three months ended December 31, 2015	Three months ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Fixed Charges:				
Contractual interest expense	$ 12,292	$ 10,291	$ 46,271	$ 39,187
Non-redeemable noncontrolling interests expense (subsidiary preferred units dividends)	87	72	346	305
Fixed Charges	12,379	10,363	46,617	39,492
Less: Development related fixed charges (3)	(1,963)	(749)	(7,100)	(2,804)
Fixed Charges, excluding development activity	$ 10,416	$ 9,614	$ 39,517	$ 36,688

Debt:	December 31, 2015	December 31, 2014
Mortgages, notes payable and credit facilities	$ 1,522,034	$ 1,196,481
Less: Mortgage premium - GAAP	(2,490)	(4,307)
Contractual debt	1,519,544	1,192,174
Less: Cash and cash equivalents	(83,727)	(116,407)
Net debt	1,435,817	1,075,767
Less: Development related debt	(529,978)	(255,294)
Net debt, excluding development activity	$ 905,839	$ 820,473

	Three months ended December 31, 2015	Three months ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
EBITDA (page 11)	$ 30,852	$ 30,305	$ 123,354	$ 113,253
Plus: NOI and development costs expensed (page 35), consolidated	2,250	767	5,377	3,302
Adjusted EBITDA, excluding development activity	$ 33,102	$ 31,072	$ 128,731	$ 116,555
Annualized EBITDA	$ 123,408	$ 121,220	$ 123,354	$ 113,253
Annualized EBITDA, excluding development activity	$ 132,408	$ 124,288	$ 128,731	$ 116,555

(3) Represents interest expense related to developments during periods of operating deficits.

© Monogram Residential Trust, Inc. 39

Capital Deployment
Debt Detail by Multifamily Community

(dollars in thousands) (unaudited)

	As of December 31, 2015				
	Total Contractual Balance [1]	Maturity Date	Contractual Interest Rate [2]	Proportionate Share of Contractual Balance [1]	Company Portion of Recourse Debt
Company Level Debt					
Fixed Rate - Mortgages Payable					
Acappella	$30,070	August-2018	3.86%	$30,070	
Vara	57,000	December-2020	4.00%	57,000	
The Cameron	63,579	July-2019	3.09%	63,579	
The District Universal Boulevard	36,589	June-2018	4.54%	36,589	
Grand Reserve	20,364	May-2019	3.41%	20,364	
Skye 2905	55,647	June-2018	4.19%	55,647	
Stone Gate	34,029	July-2018	4.24%	34,029	
Total Fixed Rate - Mortgages Payable	**297,278**		**3.88%**	**297,278**	
$150 Million Credit Facility	49,000	April-2017	Monthly Libor + 2.08%	49,000	
$200 Million Credit Facility	—	January-2019	Monthly Libor + 2.50%	—	
Total Credit Facilities	**49,000**		**2.48%**	**49,000**	
Total Company Level Debt	**346,278**		**3.68%**	**346,278**	
Co-Investment Venture Level Debt					
Fixed Rate - Mortgages Payable					
55 Hundred	41,047	January-2017	3.75%	22,761	
Acacia on Santa Rosa Creek	29,000	March-2020	3.17%	15,950	
Argenta	51,000	August-2016	3.19%	28,050	
Bailey's Crossing	76,000	July-2017	2.82%	42,142	
Belmar	28,500	August-2020	2.82%	15,675	
Briar Forest Lofts	20,211	September-2017	4.46%	11,116	
Burrough's Mill	24,440	October-2016	5.29%	13,442	
Calypso	29,500	August-2020	2.82%	16,225	
Cherry Creek	39,500	August-2020	2.82%	21,725	
Eclipse	20,061	September-2017	4.46%	11,034	
Fitzhugh Urban Flats	26,886	August-2017	4.35%	14,787	
Forty 55 Lofts	25,500	October-2020	3.90%	14,025	
The Gallery at NoHo Commons	51,300	November-2016	4.72%	28,215	
The Lofts at Park Crest - multifamily	31,678	January-2019	3.42%	17,423	
San Sebastian	21,000	June-2020	3.31%	11,644	
Satori	51,000	January-2019	3.54%	28,279	
The Venue	10,500	January-2019	3.66%	5,775	
Veritas	34,775	November-2019	2.77%	34,775	
West Village	19,747	October-2019	2.48%	10,861	
Total Fixed Rate - Mortgages Payable	**631,645**		**3.49%**	**363,904**	
Variable Rate - Mortgages Payable					
The Lofts at Park Crest - retail	11,643	April-2017	Monthly Libor + 2.35%	6,404	
Total Variable Rate - Mortgages Payable	**11,643**		**2.78%**	**6,404**	

(Table continued on next page)

© Monogram Residential Trust, Inc. 40

Capital Deployment
Debt Detail by Multifamily Community

(dollars in thousands) (unaudited)

	As of December 31, 2015				
	Total Contractual Balance [1]	Maturity Date	Contractual Interest Rate [2]	Proportionate Share of Contractual Balance [1]	Company Portion of Recourse Debt
Fixed Rate - Construction Notes Payable [3]					
Arpeggio Victory Park	29,161	June-2016	4.31%	16,170	
Total - Operating	29,161			16,170	
The Alexan	44,540	August-2018	4.00%	22,230	
Total - Under Construction	44,540			22,230	
Total Fixed Rate - Construction Notes Payable	**73,701**		**4.12%**	**38,400**	
Variable Rate - Construction Notes Payable [3]					
4110 Fairmount	24,825	April-2017	Monthly Libor + 2.25%	13,765	6,206
Muse Museum District	26,700	February-2018	Monthly Libor + 1.95%	14,805	4,005
Everly	22,982	June-2018	Monthly Libor + 2.00%	12,743	3,447
Point 21	26,552	December-2017	Monthly Libor + 2.00%	14,723	2,655
SEVEN	31,407	August-2018	Monthly Libor + 2.15%	17,415	4,711
Nouvelle	64,406	August-2018	Monthly Libor + 2.10%	35,713	16,101
Zinc	98,718	October-2018	Monthly Libor + 2.25%	54,739	24,680
Cyan on Peachtree	39,114	February-2018	Monthly Libor + 1.90%	21,689	5,867
Allusion West University	20,623	April-2016	Monthly Libor + 2.25%	11,436	—
Total - Operating	355,327		2.55%	197,028	67,672
Verge	50,519	October-2018	Monthly Libor + 1.95%	35,515	7,578
SoMa	50,431	October-2017	Monthly Libor + 2.10%	27,964	7,565
Total - Under Construction	100,950		2.45%	63,479	15,143
Total Variable Rate - Construction Notes Payable	**456,277**		**2.53%**	**260,507**	**82,815**
Total Co-Investment Venture Level Debt	**1,173,266**		**3.15%**	**669,215**	**82,815**
Unamortized adjustments from business combinations [4]	2,490			2,048	
Total Debt	**$1,522,034**		**3.27%**	**$1,017,541**	

(1) The amounts listed below by multifamily community are the contractual amounts on each loan at 100% regardless of the Company's ownership and exclude any unamortized GAAP adjustments from business combinations.
(2) Total and sub-totals represent the weighted-average interest rates as of December 31, 2015. Monthly LIBOR as of December 31, 2015 is 0.43%.
(3) The maturity dates provided for these loans do not include any extension options. These loans include one to two year extension options with the exception of Arpeggio Victory Park which includes an option to convert the loan into a permanent loan and extend the maturity to 2023.
(4) The unamortized adjustments from business combinations included in the GAAP amounts listed on the consolidated balance sheet. The proportionate amount presented above by multifamily community excludes the unamortized adjustments as presented on page 38.

© Monogram Residential Trust, Inc. 41

Capitalization Sources of Funds Available As of December 31, 2015 (dollars in thousands) (unaudited) $150 Million Credit Facility - 100% our share $ 150,000 $ 108,214 $ 49,000 $ 59,214 $ — $200 Million Credit Facility - 100% our share $ 200,000 $ 200,000 $ — $ 200,000 $ — Construction notes payable - Proportionate Share $ 357,058 $ 357,058 $ 298,907 $ 58,151 $ — PGGM commitments (2) $ 300,000 $ 300,000 $ 274,551 $ 13,412 $ 12,037 Developer partner commitment $ 3,800 $ 3,800 $ 3,040 $ 760 $ — (1) Available capacity represents the amount of the maximum commitment that is available to be drawn based on current loan requirements (e.g. collateral, borrowing base). The amount currently drawn is reflected in the balance column. (2) PGGM’s remaining commitment would apply to future investments. © Monogram Residential Trust, Inc. 42 MaximumAvailableUnfundedRemaining CommitmentCapacity (1)BalanceCommitmentsCommitments

Equity Capitalization Preferred Stock, Common Stock and Common Stock Equivalents (unaudited) Outstanding as of Preferred Securities: Series A Preferred Stock 10,000 7% $0.0001 $10.00 Common Stock and Common Stock Equivalents: Common stock (1) Dilutive securities: Series A Preferred Stock Restricted stock units Total common stock and common stock equivalents (2) 166,611,549 — 549,496 167,161,045 (1) The distribution for the fourth quarter of 2015 was $0.075 per share. (2) 0.4% of total common stock and common stock equivalents are held by employees and directors. © Monogram Residential Trust, Inc. 43 Shares/Units December 31, 2015CouponPar Value per ShareLiquidation Preference per Share

Net Asset Value
Road Map to Net Asset Value

(dollars in thousands) (unaudited)

	Three months ended December 31, 2015	Adjustments	As Adjusted
Income Statement Data (Proportionate Share)			
Property revenue - stabilized portfolio [1]	$ 42,737	$ (774)	$ 41,963
Less: Property operating expenses, excluding property management expenses [1]	(14,943)	405	(14,538)
Less: Assumed market rate property management fee @ 3% of revenue	(1,282)	23	(1,259)
Adjusted property Net Operating Income	$ 26,512	$ (346)	$ 26,166
Annualized adjusted property Net Operating Income	**$ 106,048**	**$ (1,384)**	**$ 104,664**
Third party property management revenue [2]	**$ 690**	**$ —**	**$ 690**
Third party asset management revenue [2]	**$ 370**	**$ —**	**$ 370**
	As of December 31, 2015	**Adjustments**	**As Adjusted**
Acquisitions in Lease Up and Development Data (Proportionate Share)			
Acquisitions in development, lease up and stabilized non-comparable [3]	$ 214,277	$ —	$ 214,277
Development (excludes land held for future development presented below) - total Economic Costs incurred [4]	$ 497,786	$ —	$ 497,786
Acquisitions in lease up and development - total potential value creation [5]	$ 204,018	$ —	$ 204,018
Balance Sheet Data - Other Assets (Proportionate Share)			
Cash and cash equivalents	$ 65,581	$ —	$ 65,581
Land Held for Future Development [6]	6,206	—	6,206
Master partnership promote due to the Company [7]	9,751	—	9,751
Notes receivable [8]	37,166	—	37,166
Other tangible assets [9]	21,186	—	21,186
Total Other Assets	**$ 139,890**	**$ —**	**$ 139,890**
Balance Sheet Data - Liabilities (Proportionate Share)			
Mortgages and notes payable [10]	$ 968,541	$ 2,132	$ 970,673
Credit facilities payable	49,000	—	49,000
Convertible and subsidiary preferred stock [11]	1,336	100	1,436
Developer promotes and put options, net [12]	33,054	—	33,054
Other tangible liabilities [13]	58,508	—	58,508
Total Liabilities	**$ 1,110,439**	**$ 2,232**	**$ 1,112,671**
Other Data			
Common stock outstanding			166,611,549
Convertible preferred stock [14]			—
Restricted stock units outstanding			549,496
Fully diluted shares outstanding			**167,161,045**

(See Notes to Road Map to Net Asset Value on next page)

© Monogram Residential Trust, Inc. 44

Net Asset Value
Road Map to Net Asset Value

(dollars in thousands) (unaudited)

Notes to Road Map to Net Asset Value on page 44:

(1) Property revenue and property operating expenses-stabilized portfolio includes:

	Rental Revenue	Property Operating Expenses
Same Store per page 27	$ 32,655	$ 11,364
Stabilized Non-Comparable per page 28	10,082	3,579
Less: One multifamily community not stabilized for the full fourth quarter of 2015	(774)	(405)
	$ 41,963	$ 14,538

(2) Represents property and asset management revenue associated with third party joint venture assets per page 9.

(3) Includes 2015 acquisitions which were not stabilized for the full quarter: The Mile, Ev and The Mark. Amounts represent cost as of December 31, 2015. See page 36. Total potential value creation is included below. See note 5.

(4) Development-total potential value creating is calculated as:

	Economic Costs Incurred as of 12/31/2015
Total Developments per page 34	$ 503,992
Less: Land Held for Future Development per page 34	(6,206)
	$ 497,786

(5) Value creation is equal to projected future stabilized value less total Economic Costs. The projected future stabilized value is based on the projected annual NOI at stabilization, less capital reserves divided by an estimated future capitalization rate, which includes a premium from the current capitalization rate to adjust for the period until stabilization. Total potential value creation represents the undiscounted total future value to be created at the stabilization date, before any selling expenses.

(6) Land Held for Future Development per page 34.

(7) Projected promote due to the Company by PGGM based on current estimated portfolio value.

(8) Notes receivable is our proportionate share of the contractual principal balance as presented on page 18.

(9) Other tangible assets include:

Escrows and restricted cash	$ 6,456
Resident, tenant and other receivables	11,067
Prepaid assets and deposits	3,663
Total	$ 21,186

(10) Includes mark-to-market adjustment to mortgages and notes payable.

(Notes continued on next page)

© Monogram Residential Trust, Inc. 45

Net Asset Value Road Map to Net Asset Value (dollars in thousands) (unaudited) Notes to Road Map to Net Asset Value on page 44 (continued from previous page): (11) Convertible and subsidiary preferred stock includes the liquidation value of convertible preferred stock calculated as 10,000 shares at a contractual liquidation value of $10.00 per share, and subsidiary preferred stock of $1.3 million as of December 31, 2015. (12) Developer’s put options and amounts attributable to developer promotes. The amount included for developer promotes is calculated based on estimated valuations as of December 31, 2015. The developer promotes are not currently payable, where actual amounts, if any, are subject to future property sales prices, net of selling expenses, our capital account and our preferred return at the time of the property sale. (13) Other tangible liabilities include: Construction costs payable Accounts payable and other liabilities Distributions payable Tenants security deposits Total $ 21,422 20,566 12,494 4,026 $ 58,508 (14) Potential dilution associated with the conversion of the outstanding Series A Preferred Stock utilizing the treasury stock method and common stock market price as of December 31, 2015. © Monogram Residential Trust, Inc. 46

Co-Investment Venture Partners
Information on Joint Ventures

(dollars in thousands) (unaudited) As of December 31, 2015

Joint Venture Partner	Number of Multifamily Communities [1]	Range of Noncontrolling Interest Ownership %	GAAP Non -redeemable Noncontrolling Interests	GAAP Redeemable Noncontrolling Interests [2]	Unfunded Commitments
Stichting Depositary PGGM Private Real Estate Fund ("PGGM")					
Stabilized operating portfolio - PGGM only	3	45%	$ 38,730	$ —	
Stabilized operating portfolio - includes other developer partners	13	0% to 45%	188,216	16,544	
Development portfolio - PGGM only	2	45%	26,904	—	
Development portfolio - includes other developer partners	5	0% to 45%	82,309	11,414	
Total PGGM related joint ventures	**23**	**0% to 45%**	**336,159**	**27,958**	**$ 14,172**
Milky Way Partners, L.P. ("NPS")					
Stabilized operating portfolio	**14**	**45%**	**123,736**	**—**	**—**
Developer partners					
Stabilized operating portfolio with developer partner	2	—%	(183)	1,115	
Total developer partners	**2**	**—%**	**(183)**	**1,115**	—
Subsidiary preferred units			**2,121**	**—**	—
Total all joint venture partners	**39**		**$ 461,833**	**$ 29,073**	**$ 14,172**

(1) Certain multifamily communities include multiple joint venture partners that include PGGM and an additional developer partner. For purposes of the presentation in this table, the number of multifamily communities is included under PGGM and not under developer partners to avoid double counting of those multifamily communities.

(2) Includes developer partner put options of $28.8 million which have been recorded as of December 31, 2015 in the consolidated balance sheet.

© Monogram Residential Trust, Inc. 47

Definitions and other Explanatory Information Capital Expenditures Non-Recurring Amounts capitalized in accordance with GAAP related to property upgrades and building improvements, such as remodeling, investments in longer-lived assets and infrequent or unscheduled expenditures that are not considered Revenue Producing such as roofs, lobby renovations and parking lots. Recurring Amounts capitalized in accordance with GAAP that help preserve but generally do not increase the value and functionality of the community, such as replacements for appliances, carpeting and floorings, HVAC equipment, and individual unit turnover costs. Repairs and maintenance amounts are expensed as incurred. Revenue Producing Amounts capitalized in accordance with GAAP that are expected to directly increase rental rates, such as major renovations and rehabilitations of units and common areas, improvements to leasable areas, retail tenant improvements and leasing. Costs related to developments and entire community rehabilitations are not included in Revenue Producing. Community Classifications Construction A multifamily community is considered under development and construction once we have signed a general contractor’s agreement and vertical construction has begun and ends once lease up has started. Communities under construction are classified as construction in progress for GAAP presentation. Land Held for Future Development Land held with no current significant development activity but may include development in the future is considered land held for future development. Lease up A multifamily community is considered in lease up when the community has begun leasing. A temporary certificate of occupancy may be obtained as units are completed in phases, and accordingly, lease up may occur prior to final completion of the building. Lease up communities are generally classified in construction in progress for GAAP presentation prior to substantial completion and are generally classified in land, buildings and improvements once substantially complete. Operating A multifamily community is considered operating when substantially constructed and capable of generating all significant revenue sources. At such time, the community is classified as land, buildings and improvements for GAAP presentation. Pre-development A multifamily community is considered in pre-development during finalization of budgets, permits and plans and ends once a general contractor agreement has been signed and vertical construction has begun. Quarterly Stabilized Same Store Our Quarterly Stabilized Same Store multifamily communities are defined as those that are stabilized and comparable for both the current and prior year quarters. Same Store Our Same Store multifamily communities are defined as those that are stabilized and comparable for both the current and the prior calendar reporting year. Stabilized We consider a property to be Stabilized generally once achieving 90% occupancy. Stabilized communities that are not Same Store are described as stabilized non-comparable communities. Non-comparable stabilized communities are stabilized as of the latest quarter end, but may not be stabilized for the entire quarter or year to date. Debt Classifications Co-Investment Venture Level Debt Co-Investment Venture Level Debt is defined as debt that is an obligation of the joint venture and is not an obligation or contingency for us but does allow us to increase our access to capital. Company Level Debt Company Level Debt is defined as debt that is a direct or indirect obligation of the Company or its wholly owned subsidiaries. Recourse Debt The portion of debt for which the Company has provided recourse guarantees. Normal “bad boy” provisions, e.g. bankruptcy and environmental, are not included as Recourse Debt. © Monogram Residential Trust, Inc. 48

Definitions and other Explanatory Information EBITDA Earnings before interest, taxes, depreciation, amortization, transition expenses and other related non-recurring items. Deduction for interest expense only includes stated interest expense. Fees and other charges are included as an expense in EBITDA. Amortization expense adjustments include amortization of deferred finance fees and all purchase accounting intangibles. Economic Costs Represents costs for all on-site development and construction costs recognized for GAAP, but including certain items expensed for GAAP (primarily specific financing and operating expenses incurred during lease up) and excluding certain GAAP costs related to consolidated allocated costs, former sponsor-related fees and other non-cash capitalized cost items. Effective Ownership Effective ownership represents our participation in the distributable operating cash and may change over time as certain milestones related to budgets, plans and completion are achieved. This effective ownership is indicative of, but may differ from, percentages for distributions, contributions or financing requirements. Fee Income Our revenue collected from joint ventures related to property management, asset management and dispositions. Financial Ratios Debt (or Net Debt) to EBITDA Total contractual debt divided by annualized EBITDA based on respective reporting period. Contractual debt excludes certain GAAP adjustments, primarily purchased discounts and premiums. Net debt presentations deduct cash and cash equivalents from the total debt amounts. Excluding Development Activity As developments prior to stabilization are not yet producing expected operating results but may have outstanding debt and related interest and other finance charges, we also present certain ratios without the related NOI deficit, development debt, interest and other finance charges. Fixed Charge Income/loss from continuing operations, before gain on sale of real estate, adjusted for depreciation, amortization, federal and state income taxes, early extinguishment of debt, acquisition expenses, fair value adjustments, non cash and non-recurring expenses (e.g., transition expenses). May be calculated on a consolidated basis or based on our proportionate share. Monthly Rental Revenue Per UnitMonthly rental revenue per unit is calculated based on the leases in effect as of the indicated date, including in-place base rents for the occupied units and the current market rate for vacant units, including the effects of any rental concessions and affordable housing payments and subsidies, plus other charges for storage, parking, pets, trash or other recurring resident charges. Operating Margin NOI divided by total revenue. Joint Venture Partners Stichting Depositary PGGM Private Real Estate Fund (“PGGM”) PGGM is a $203 billion Dutch foundation acting in its capacity as title holder of and for the account of PGGM Private Real Estate Funds and its affiliates, a real estate investment vehicle for Dutch pension funds. Ten year (through 2023) - $300 million commitment including operating and development properties. We and, under certain circumstances, PGGM have buy/sell rights, which if exercised by us, may require us to acquire PGGM’s respective ownership interest or if exercised by PGGM, may require us to sell our respective ownership interest. Milky Way Partners, L.P. (“NPS”) NPS, the primary partner of which is Korea Exchange Bank, as Trustee for and on behalf of National Pension Service (acting for and on behalf of the National Pension Fund of the Republic of Korea Government, a $430 billion fund). We and, under certain circumstances, NPS have buy/sell rights, which if exercised by us, may require us to acquire NPS’s respective ownership interest or if exercised by NPS, may require us to sell our respective ownership interest. Developer partners Developer partners include national or regional real estate developer/owners. Generally, the developer partners have initial capital requirements until certain milestones are achieved, at which point their initial capital contributions are returned to them. The developer partners have a back-end interest generally only attributable to distributions related to a property sale or financings. The developer partners also have put options, one year after completion of the development where we (and in most cases PGGM) would be required to acquire their back-end interest at a set price as well as options to trigger a mark-to-market process after the seventh year after completion and a buy/sell after the tenth year. The amount of the individual put options range from $0.8 million to $6.4 million. Subsidiary preferred units Subsidiary preferred units issued in order for PGGM and NPS investments to qualify as a REIT. Units are callable at our option, paying an annual distribution of 12.5% on the face amount of $500 per unit. © Monogram Residential Trust, Inc. 49

Definitions and other Explanatory Information

Non-GAAP Measurements

We use the following non-GAAP measurements to present different components of our performance. We believe this information is also useful to our investors in comparing our results to other real estate companies and trusts because they provide characteristics of our performance that reflect the reality that real estate generally appreciates over time, which is not reflected in most depreciation methods, and focus on operating results widely used by real estate investors. These non-GAAP measurements should not be considered as alternatives to net income (loss) presented in accordance with GAAP but as a supplemental performance measurement. Because these measurements may exclude certain cash flows or expenses, we caution that these measurements may not be representative of our current or future liquidity as presented in accordance with GAAP. There can be no assurance that our methods for computing these non-GAAP measurements is comparable with that of other real estate companies and trusts in all respects. A reconciliation for each non-GAAP measurement to the most applicable GAAP measurement is provided on pages 8 and 20.

Funds from Operations ("FFO") FFO is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO as currently defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be net income (loss), computed in accordance with GAAP, excluding gains (or losses) from sales of property (including deemed sales (if any) and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets, impairment write-downs of depreciable real estate or of investments in unconsolidated real estate partnerships, joint ventures and subsidiaries (if any) that are driven by measurable decreases in the fair value of depreciable real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests. May be calculated on a consolidated basis or based on our Proportionate Share.

Core FFO Core FFO is calculated starting from FFO adjusted for loss on early extinguishment of debt, acquisition expenses, contingent purchase price adjustments, gain or loss on derivative fair value adjustments and non-recurring expenses, such as transition expenses. May be calculated on a consolidated basis or based on our Proportionate Share.

Adjusted Core FFO ("AFFO") AFFO is calculated starting from Core FFO adjusted for Recurring capital expenditures, Straight-line rents and stock compensation expense. May be calculated on a consolidated basis or based on our Proportionate Share.

Net Operating Income ("NOI") NOI is calculated as total rental revenue less direct property operating expenses including real estate taxes. NOI does not include property management revenues, interest income, property management expenses, depreciation, interest and other finance expense, corporate general and administrative expenses, overhead allocations and other non-onsite operations. We provide NOI on a consolidated and proportional basis. The reconciliation of net income (loss) to NOI is provided on page 20. The reconciliation of net income (loss) attributable to common stockholders to proportionate share of NOI is provided below for all periods presented (amounts in thousands):

	QTD	QTD	YTD	YTD
	4Q 2015	4Q 2014	4Q 2015	4Q 2014
Net income (loss) attributable to common stockholders	$ (5,937)	$ (6,153)	$ 73,788	$ (6,124)
Adjustments to reconcile Net income (loss) attributable to common stockholders to Proportionate Share of Net Operating Income:				
Add: real estate depreciation and amortization (page 8)	19,640	15,680	70,426	59,995
Less: gains on sales of real estate (page 8)	—	(27)	(82,975)	(8,991)
Less: total fee income (page 9-QTD; page 10-YTD)	(1,060)	(1,137)	(8,787)	(3,030)
Less: total other adjustments (page 9-QTD; page 10-YTD)	14,521	13,588	45,272	44,148
Less: net of straight-line rents, start up expenses, etc. (1)	(357)	2,643	5,972	10,382
Proportionate Share of Net Operating Income (page 28-QTD; page 30-YTD)	$ 26,807	$ 24,594	$ 103,696	$ 96,380

(1) Also includes the effect of presenting the NOI related the entities acquired in the PGGM acquisitions of noncontrolling interests at 100% ownership for all reporting periods presented.

© Monogram Residential Trust, Inc. 50

Definitions and other Explanatory Information Net Operating Income - FFO Defined Net Operating Income - FFO Defined represents NOI adjusted for certain FFO adjustments such as straight-line rents, start-up costs, etc. Projected NOI Yield at Stabilization Projected NOI from the date the community is first stabilized for the following 12 months divided by the projected Economic Costs. Occupancy Physical occupancy is defined as the residential units occupied for multifamily communities divided by the total number of residential units. All occupancy is presented on a consolidated basis. Ownership Presentations Consolidated Presentation in accordance with GAAP, where ownership interests that generally provide us the ability to control the operation are presented at 100% of the assets, liabilities and operations. Amounts related to Noncontrolling Interests are aggregated and adjusted in summary. In Proportionate Share presentations, the Noncontrolling Interest amounts are eliminated and replaced with our share. Noncontrolling Interest The amounts attributable in a consolidation presentation to minority equity interests or owners without a controlling interest. In a proportionate presentation, these amounts are eliminated. GAAP recognizes two types of noncontrolling interests. Non-redeemable Noncontrolling Interest represents ownership interests that are not redeemable by the equity holders and are presented as part of permanent equity. Redeemable Noncontrolling Interest represents temporary equity not within our control, where the equity holder has the right to require that their interest be redeemed in cash. Our primary Redeemable Noncontrolling Interest is the put options exercisable by developer partners. Redeemable Noncontrolling Interests are presented in our consolidated balance sheet outside of permanent equity between debt and equity. Proportionate Share A non-GAAP presentation of financial amounts at our effective cash share based on our participation in distributable operating cash. The amounts include our share of Unconsolidated Joint Ventures and exclude Noncontrolling Interest in consolidated joint ventures. Proportionate Share presentations may be useful in analyzing our financial information by providing revenues, expenses, assets and liabilities attributable only to our shareholders. Unconsolidated Joint Venture In accordance with GAAP, investments in joint ventures that are presented on the equity method of accounting, reporting net assets as a single net investment and operations as a single equity in earnings. In Proportionate Share presentations, the investment and the equity in earnings are eliminated and replaced with our share. Percent Complete To provide one measure of development status, calculated as Economic Costs incurred divided by total Economic Costs. Straight-line rents In accordance with GAAP, rental revenues are recorded evenly over the contractual period, irrespective of the timing of cash collections. The difference between the amount actually collected for a period and the straight-line amount is referred to as the Straight-line rent adjustment. This adjustment amount is reversed in presenting AFFO. Transition expenses Transition expenses include expenses related to our transition to self-management, primarily including legal, financial advisors, consultants, costs of the Company’s special committee of the board of directors, comprised of all of the Company’s independent directors, general transition services (primarily related to staffing, name change, notices, transition-related insurance, information technology and facilities), expenses related to a listing on a national securities exchange and payments to our former advisor in connection with the transition to self-management. In accordance with GAAP, transition expenses not related to assets with a recoverable value are expensed as the service is performed. Unfunded Commitments Amounts under a contractual commitment that have not been funded. Unfunded Commitments do not include amounts related to fundings that are contingent on future events that are within our control. Remaining commitments do not include amounts that are contingent on future events. Year Built The date the community is substantially completed or renovated and ready for its intended use. © Monogram Residential Trust, Inc. 51